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                          Prospectus Dated May 1, 2003
                   Flexible Payment Deferred Combination Fixed
                         and Variable Annuity Contracts
                                    Issued By
                     The Sage Variable Annuity Account A and
                      Sage Life Assurance of America, Inc.


Executive Office:
969 High Ridge Road, Suite 200
Stamford, CT 06905

This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments.

You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. Through our Fixed
Account, you can choose to invest your money in one or more of 7 different Guarantee Periods (some Guarantee Periods may not be available if you purchased your Contract before May 1, 2002). You can also invest in our Variable Sub-Accounts. Through the Variable Sub-Accounts, you can invest in either the Foundation Series or the SectorSelectorSM Series of Sub-Accounts. You may not invest in both the Foundation and SectorSelectorSM Series of Sub-Accounts at the same time.

The following Trusts are available through the Foundation Series:

| AIM Variable Insurance Funds (Series I shares and Series II shares) | The Alger American Fund (Class O Shares)
| First American Insurance Portfolios, Inc. (Class IB shares)
| INVESCO Variable Investment Funds, Inc.
| MFS(R)Variable Insurance TrustSM (Initial Class)
| Oppenheimer Variable Account Funds (Non-Service Class)
| The Universal Institutional Funds, Inc. (Class I shares)
| Van Kampen Life Investment Trust (Class II shares)

The following Trusts are available through the SectorSelectorSM Series:

| AIM Variable Insurance Funds (Series I shares and Series II shares) | INVESCO Variable Investment Funds, Inc.
| MFS(R) Variable Insurance TrustSM (Service Class)
| Oppenheimer Variable Account Funds (Service Class)
| Rydex Variable Trust
| The Universal Institutional Funds, Inc. (Class I shares)

Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

This Prospectus includes basic information about the Contracts that you should know before investing. Please read this Prospectus carefully and keep it for future reference. The Trust prospectuses contain important information about the Funds. We will send you the Trust prospectuses with your Contract. Your registered representative can provide these prospectuses to you before you invest.

The Securities and Exchange Commission has not approved these Contracts or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits or obligations of, or endorsed or guaranteed by, any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency; they are subject to investment risks, including possible loss of principal.

                               TABLE OF CONTENTS

Index of Terms .................................................................................................. i

Highlights .................................................................................................... iii

Fee Table....................................................................................................... iv

 1.    What Are The Contracts?............................................................................... 1 - 1
       Your Options.......................................................................................... 1 - 1
       Transfers............................................................................................. 1 - 2

 2.    What Are My Income Payment Options?................................................................... 2 - 1
       Your Choices.......................................................................................... 2 - 1
       Income Payment Amounts................................................................................ 2 - 1
       Optional Guaranteed Minimum Income Benefit Riders..................................................... 2 - 2

 3.    How Do I Purchase A Contract?......................................................................... 3 - 1
       Initial Purchase Payment.............................................................................. 3 - 1
       Issuance of a Contract................................................................................ 3 - 1
       Free Look Right to Cancel Your Contract............................................................... 3 - 1
       Making Additional Purchase Payments................................................................... 3 - 1
       When We May Cancel Your Contract...................................................................... 3 - 2

 4.    What Are My Investment Options?....................................................................... 4 - 1
       Purchase Payment Allocations.......................................................................... 4 - 1
       Variable Sub-Account Investment Options............................................................... 4 - 1
           Foundation Series................................................................................. 4 - 1
           SectorSelectorSM Series........................................................................... 4 - 3
       Fixed Account Investment Options...................................................................... 4 - 5
       Optional Guaranteed Minimum Account Value Rider (GMAV)................................................ 4 - 7
       Transfers............................................................................................. 4 - 8
       Transfer Programs.................................................................................... 4 - 10
       Values Under Your Contract........................................................................... 4 - 11

 5.    What Are The Expenses Under A Contract?............................................................... 5 - 1
       Surrender Charge...................................................................................... 5 - 1
       Annual Administration Charge...........................................................................5 - 2
       Transfer Charge....................................................................................... 5 - 2
       Asset-Based Charges................................................................................... 5 - 3
       Purchase Payment Tax Charge........................................................................... 5 - 3
       Optional Rider Charges................................................................................ 5 - 3
       Fund Annual Expenses.................................................................................. 5 - 4
       Additional Information................................................................................ 5 - 4

 6.    How Will My Contract Be Taxed?........................................................................ 6 - 1
       Introduction.......................................................................................... 6 - 1
       Taxation of Non-Qualified Contracts................................................................... 6 - 1
       Taxation of Qualified Contracts....................................................................... 6 - 2
       Transfers, Assignments, or Exchanges of a Contract.................................................... 6 - 3
       Possible Tax Law Changes.............................................................................. 6 - 3

 7.    How Do I Access My Money?............................................................................. 7 - 1
       Withdrawals........................................................................................... 7 - 1
       Requesting Payments................................................................................... 7 - 2

 8.    How Is Contract Performance Presented?................................................................ 8 - 1
       Yield................................................................................................. 8 - 1
       Total Return.......................................................................................... 8 - 1
       Performance/Comparisons............................................................................... 8 - 1

 9.    Does The Contract Have A Death Benefit?............................................................... 9 - 1
       Standard Death Benefit................................................................................ 9 - 1
       Owner's Death Before The Income Date.................................................................. 9 - 1
       Owner's or Annuitant's Death After the Income Date.................................................... 9 - 2
       Optional Rider Benefits............................................................................... 9 - 2
       Optional Accidental Death Benefit Rider (ADB)......................................................... 9 - 2
       Optional Enhanced Guaranteed Minimum Death Benefit Rider (Enhanced GMDB).............................. 9 - 3
       Optional Earnings Enhancement Death Benefit Rider (EEDB).............................................. 9 - 3
       Optional Earnings Enhancement Life Insurance Rider (EELR)............................................. 9 - 4
       Proof of Death........................................................................................ 9 - 5

10.    What Other Information Should I Know?................................................................ 10 - 1
       Parties to the Contract.............................................................................. 10 - 1
       Separate Accounts.................................................................................... 10 - 1
       Modification......................................................................................... 10 - 2
       Distribution of the Contracts........................................................................ 10 - 3
       Experts.............................................................................................. 10 - 3
       Legal Proceedings.................................................................................... 10 - 3
       Reports to Contract Owners........................................................................... 10 - 3
       Authority to Make Agreements......................................................................... 10 - 3
       Financial Statements................................................................................. 10 - 3

11.    How Can I Make Inquiries?............................................................................ 11 - 1

12.    Additional Information About Sage Life Assurance of America, Inc..................................... 12 - 1
       History and Business................................................................................. 12 - 1
       Selected Financial Data.............................................................................. 12 - 4
       Management's Discussion and Analysis of Financial Condition and Results of Operations................ 12 - 5
       Directors and Officers.............................................................................. 12 - 12

Financial Statements of Sage Life Assurance of America, Inc.................................................. F - 1

Table of Contents of the Statement of Additional Information......................................................

Appendix A -- Market Value Adjustment.......................................................................... A-1

Appendix B -- Dollar-Cost Averaging Program.................................................................... B-1

Appendix C -- Guaranteed Minimum Income Benefit Riders......................................................... C-1

Appendix D -- Earnings Enhancement Death Benefit and Earnings Enhancement Life Insurance Benefit............... D-1

Appendix E -- Contracts Issued Before May 1, 2002.............................................................. E-1

Appendix F -- Accumulation Unit Values......................................................................... F-1

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

INDEX OF TERMS

We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

Account Value: The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

Accumulation Phase: The Accumulation Phase is the period during which you accumulate savings under your Contract.

Accumulation Unit: An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

Annuitant: The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

Asset-Based Charges: The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

Beneficiary: The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

Business Day: A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

Contracts: The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

Contract Anniversary: A Contract Anniversary is each anniversary of the Contract Date.

Contract Date: The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

Contract Year: Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

Excess Withdrawal: An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

Expiration Date: The Expiration Date is the last day in a Guarantee Period.

Fixed Account: The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

Free Withdrawal Amount: A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

Fund: A Fund is an investment portfolio in which a Variable Sub-Account invests.

General Account: An account that consists of all our assets other than those held in any separate investment accounts.

Income Date: The Income Date is the date you select for your income payments to begin.

Income Phase: The Income Phase starts on the Income Date and is the period during which you receive income payments.

Income Unit: An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

Market Value Adjustment: A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

Net Asset Value: Net Asset Value is the price of one share of a Fund.

Owner: The Owner is the person who owns a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

Satisfactory Notice: Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center (the telephone number and address are shown on the cover of this prospectus). Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or by electronic delivery can be delivered by U.S. mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

Surrender Value: The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the surrender charge and Market Value Adjustment.

Valuation Period: The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

Variable Account: The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

"We", "Us", "Our", "Sage Life" or the "Company" is Sage Life Assurance of America, Inc.

"You" or "Your" is the Owner of a Contract.

HIGHLIGHTS

The flexible payment deferred combination fixed and variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchase the Contract you may also choose to purchase any or all of the following optional riders: one of two different guaranteed minimum income benefit riders, a guaranteed minimum account value rider, an accidental death benefit rider, an enhanced guaranteed minimum death benefit rider, and an earnings enhancement death benefit rider or an earnings enhancement life insurance rider.

The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a surrender charge of up to 8%. The Income Phase occurs when you begin receiving income payments from your Contract.

You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.

You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you and have us cancel the Contract. You must return the Contract within a certain number of days specified by your state (usually 10) from the date you received the Contract. If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we have deducted on or before the date we received the returned Contract. We do not refund charges other than the Purchase Payment Tax Charge. If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charge we have deducted, or your purchase payment(s) less any withdrawals previously taken. If required by law to return the purchase payment less withdrawals, and if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the AIM V.I. Money Market Sub-Account until the Free Look Period ends. See "How Do I Purchase a Contract?"

The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.

If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center are shown on the back cover page of this Prospectus.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expense that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Account Value between investment options. State premium taxes (Purchase Payment Tax Charge) may also be deducted.

Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments).....None

Surrender Charge(1) (as a percentage of purchase payments withdrawn or surrendered)........................................................8%

Maximum Transfer Charge(2)
         First 12 transfers in a Contract Year............................$ 0
         After 12th transfer in a Contract Year...........................$25

In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, and, if selected with respect to the Optional Rider Annual Expenses, not including Fund fees and expenses.

Annual Administration Charge.............................................None

Variable Account Annual Expenses
(deducted daily as percentage of the assets of the Variable Account)

Mortality and Expense Risk Charge and Account Fees and Expenses(3)......1.65%

Optional Benefit Annual Expenses (deducted monthly as percentage of your Variable and Fixed Account Values)

Guaranteed Minimum Income Benefit Rider Charge                        0.20%
Enhanced Guaranteed Minimum Income Benefit Rider Charge               0.35%
Guaranteed Minimum Account Value Rider Charge(4)                      0.55%
Accidental Death Benefit Rider Charge                                 0.05%
Earnings Enhancement Death Benefit Rider Charge                       0.25%
Enhanced Guaranteed Minimum Death Benefit Rider Charge                0.20%

(1) The Surrender Charge declines each Contract Year and is 0% in Contracts Years 8 and later. The charge is as follows:

                     Applicable                           Applicable Surrender
                 Contract Year Charge                      Percentage
                        1                                     8%
                        2                                     6%
                        3                                     4%
                        4 and thereafter                      0%

     You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i) the excess of 10% of your total purchase payments over all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments received, less prior withdrawals taken subject to surrender charges). Any amount in (i) not used in a Contract Year may be carried forward to the next Contract Year subject to a maximum of 30% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred in that Contract Year).

     The Free Withdrawal Amount is not considered a withdrawal of purchase payments. Because surrender charges are calculated by applying the applicable surrender charge percentage to purchase payments withdrawn, if you surrender your Contract at any time after having taken advantage of the full Free Withdrawal Amount, you will lose the benefit of the Free Withdrawal. See "What Are the Expenses Under a Contract?"

(2)  Currently, we do not assess a transfer charge.

(3) Throughout this Prospectus and in your Contract this charge is referred to as "Asset-Based Charges."

(4) The maximum charge for this rider is shown above. We will determine the charge for this rider each time we declare guaranteed interest rates for the Fixed Account. The charge will be determined by the level of interest rates and our expected costs in providing this rider. Generally, an increase in interest rates will result in a reduction of the Guaranteed Minimum Account Value Rider Charge. Conversely, a decrease in interest rates will generally result in an increase in the Guaranteed Minimum Account Value Rider Charge. The Guaranteed Minimum Account Value Rider Charge for your Capital Protection Fixed Sub-Account will remain the same for the Guarantee Period of the Capital Protection Fixed Sub-Account you select.

(5) Earnings Enhancement Life Insurance Rider: We assess a charge for the Earnings Enhancement Life Insurance Rider which is equal, on an annual basis, to 0.25% of your Variable and Fixed Account Values. Currently, we do not deduct this charge from your Contract. The charge for this rider must be paid for through funds outside your Contract.

Fund Charges

The next item shows the minimum and maximum total operating expenses charged by the Fund companies (for the year ended 12/31/02) that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Foundation Series

Total Annual Fund Operating Expenses                 Minimum          Maximum
                                                     -------          -------

(expenses that are deducted from Fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses)             .66%              6.04%

SectorSelector Series

Total Annual Fund Operating Expenses                 Minimum          Maximum
                                                     -------          -------

(expenses that are deducted from Fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses)             .67%              1.96%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.

The Example reflects the charges for the following optional riders (which is the most expensive way to purchase the Contract): Enhanced Guaranteed Minimum Income Benefit Rider, the maximum charge for the Guaranteed Minimum Account Value Rider, Enhanced Guaranteed Minimum Death Benefit Rider, Accidental Death Benefit Rider, and Earnings Enhancement Death Benefit Rider. Your expenses would be less than the expenses in the Example if you purchase none or fewer than all of the optional riders.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds (before any applicable fee waivers and/or reimbursements). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Foundation Series:

(1) If you surrender your Contract at the end of the applicable time period:

                  l year            3 years          5 years           10 years
                  $1,733            $3,079           $4,277            $7,706

(2) If you do not surrender your Contract or if you start to take Income Payments from your Contract at the end of the applicable time period:

                  l year            3 years          5 years           10 years
                  $933              $2,679           $4,277            $7,706

SectorSelector Series:

(1) If you surrender your Contract at the end of the applicable time period:

                  l year            3 years          5 years           10 years
                  $1,317            $1,949           $2,578            $5,134

(2) If you do not surrender your Contract of if you start to take Income Payments from your Contract at the end of the applicable time period:

                  l year            3 years          5 years           10 years
                  $517              $1,549           $2,578            $5,134

There is an Accumulation Unit Value History (Condensed Financial Information) contained in Appendix F.

1.  WHAT ARE THE CONTRACTS?

The Contracts are flexible payment deferred combination fixed and variable annuity contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

Under the terms of the Contract, we promise to pay you income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. However, if you would like to purchase a Contract in connection with a tax-qualified retirement plan, please carefully consider the costs and benefits of the Contract (including income payments) before you purchase since the tax-qualified retirement plan itself provides for tax-sheltered growth. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or all markets. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract.

We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

Your Options

When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." See "Variable Sub-Account Investment Options." We offer two series of Variable Sub-Account Investment Options. One series is called Foundation. The other series is called SectorSelectorSM. All Contracts issued before May 1, 2002 invest in the Foundation Series. You may only invest in one of these two series of Variable Sub-Accounts under your Contract, but not both. In addition, once selected you may not make transfers from one series to the other series. Both series may not be available through all distributors.

We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Options." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." For Contracts issued on or after May 1, 2002, we currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7, and 10 years. We may discontinue offering certain Guarantee Periods in the future. See Appendix E for Contracts purchased before May 1, 2002. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment." The Fixed Account and/or certain Guarantee Periods may not be available in your state.

We also offer you six optional riders for an additional charge -- the Guaranteed Minimum Income Benefit Rider ("GMIB"), the Enhanced Guaranteed Minimum Income Benefit Rider ("Enhanced GMIB"), the Guaranteed Minimum Account Value Rider ("GMAV"), the Enhanced Guaranteed Minimum Death Benefit Rider ("Enhanced GMDB"), the Accidental Death Benefit Rider ("ADB"), and the Earnings Enhancement Death Benefit Rider ("EEDB"). In addition, as an alternative to the EEDB, you can select the Earnings Enhancement Life Insurance Rider ("EELR"). We do not currently deduct the charge for the EELR Rider from your Contract. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?," "What Are My Investment Options?," and "Does the Contract Have A Death Benefit?"

Transfers

Subject to certain conditions, you can transfer Account Value three ways:

| From one Variable Sub-Account to another Variable Sub-Account;

| From a Fixed Sub-Account to a Variable Sub-Account; or

| From a Variable Sub-Account to a Fixed Sub-Account.

If you are investing in the SectorSelectorSM Series, currently you may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the AIM V.I. Money Market Sub-Account.

2.  WHAT ARE MY INCOME PAYMENT OPTIONS?

Your Choices

You have several choices to make concerning your income payments. First, you choose the Income Date when you want income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. If you do not select an Income Date, the Income Date will be the first day of the first calendar month following the Annuitant's 95th birthday. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

The available income plans are (the descriptions of the plans assume you are the Annuitant):

| Income Plan 1 -- Life Annuity You will receive payments for your life. If you die after the first payment and before the second payment, then we will only make one payment.

| Income Plan 2 -- Life Annuity With 10 or 20 Years Certain You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period. If you die during the period certain elected, the Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

| Income Plan 3 -- Joint and Last Survivor Life Annuity We will make payments as long as either you or a second person you select (such as your spouse) is alive. If both you and the second person die after the first payment and before the second payment, then we will make only one payment.

| Income Plan 4 -- Payments for a Specified Period Certain You will receive payments for the number of years you select (which may be from 5 to 30 years). However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period. The Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

| Income Plan 5 -- Annuity Plan You can use your Account Value to purchase any single premium annuity we offer on the Income Date for which you and the Annuitant are eligible.

There may be adverse tax consequences if you make a partial withdrawal during the Income Phase.

See Appendix E for Contracts issued before May 1, 2002.

Income Payment Amounts

We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and period certain (if any), and if applicable upon the age and sex of a second person you designate. The rates we apply will never be lower than the Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

Variable Income Payments. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate.

This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%. If you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Account Value on that date in one sum.

Optional Guaranteed Minimum Income Benefit Riders

The GMIB riders are optional riders that ensure, if you satisfy a rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. We offer two such riders. You may choose either the GMIB or the Enhanced GMIB; you may not choose both under the same Contract. Each rider is described in the following paragraphs.

Guaranteed Minimum Income Benefit Rider (GMIB). Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular income plan and frequency of payment, we determine the GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule to the greater of: (a) the Highest Anniversary Value (described below), or (b) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces Account Value.

We then compare the GMIB to what we would pay you if you had not elected the GMIB Rider. We will pay you the amount that results in higher income payments.

The Highest Anniversary Value is the greatest anniversary value attained in the following manner. On the Income Date, we will calculate an anniversary value for each Contract Anniversary on or before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB Rider. An anniversary value for a Contract Anniversary equals:

| The Account Value on that Contract Anniversary;

| Increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

| Reduced by the  proportion  that any  withdrawal  taken  since  that  Contract
Anniversary   (including   applicable   surrender   charges  and  Market   Value
Adjustments) reduces Account Value.

Enhanced GMIB. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the Enhanced GMIB. For a particular Income Plan and frequency of payment, we determine the Enhanced GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Contract Schedule to the greatest of (a) the Roll-Up Benefit Value, (b) the Highest Anniversary Value, or (c) 100% of the sum of all purchase payments made under the Contract reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces the Account Value.

We then compare the Enhanced GMIB to what we would pay you if you had not elected the Enhanced GMIB Rider. We will pay you the amount that results in higher income payments.

The Highest Anniversary Value for the Enhanced GMIB Rider is determined in the same manner as it is for the GMIB Rider. The Roll-Up Benefit Value is calculated as follows:

| On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment.

| Thereafter, we calculate a new Roll-Up Benefit Value for each Valuation Period by:

         (1) adding interest at the effective annual interest rate of 5% to the immediately preceding Roll-Up Benefit Value, but not after the Owner attains age 80,

         (2) adding the dollar amount of any additional purchase payments paid during the Valuation Period, and

         (3) making a reduction for any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken during the Valuation Period. The reduction will be made on a dollar-for-dollar basis (i.e. each dollar withdrawal results in a corresponding dollar reduction in the Roll-Up Benefit Value) as long as the sum of your withdrawals in a Contract Year is 5% or less of the Roll-Up Benefit Value on the most recent Contract Anniversary. Once you take a withdrawal that causes the sum of your withdrawals in that Contract Year to exceed 5% of the Roll-Up Benefit Value on the most recent Contract Anniversary, the reduction for the amount in excess of 5% will be made in proportion to the reduction in the Account Value that results from the withdrawal amount in excess of 5%.

If you purchased your Contract before May 1, 2002 and elected the Enhanced GMIB Rider, see Appendix E regarding the calculation of the Roll-Up Benefit Value.

We show examples of how both GMIB riders work in Appendix C.

Further Information about the GMIB Riders. The remaining information in this Section applies to both GMIB riders, except as indicated.

Contract Continuation Option. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option (See "Does The Contract Have a Death Benefit? - Owner's Death Before the Income Date."), may also be eligible to continue a GMIB rider. Contract continuation eligibility and the GMIB rider eligibility are the same as Contract and rider purchase eligibility as set forth in the Prospectus. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The following conditions apply:

| The surviving spouse must elect to continue the Contract instead of electing to receive distribution of the death benefits.

| For purposes of determining the "Effective Date" provision in the rider, the Effective Date is the Valuation Date the new Owner elects to continue the rider (when the election is received at our Customer Service Center).

| For purposes of determining the Highest Anniversary Value and the sum of all purchase payments made under the Contract for the GMIB calculation, we initially set both of these values equal to the Account Value on the Valuation Date that the new Owner elects to continue the rider.

| The calculation of the Highest Anniversary Value will exclude all anniversary values for Contract Anniversaries before the date the surviving spouse becomes the new Owner.

| As to the Enhanced GMIB Rider only, for purposes of determining the Roll-Up Benefit Value we initially set it equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

All of the other terms and conditions of the riders will continue as before the new Owner elected to continue the rider.

When May You Elect Income Payments under the GMIB Riders? You may take income payments using the GMIB Rider on any Contract Anniversary, or the thirty-day period that follows a Contract Anniversary, only after (a) the Annuitant has attained age 60, and (b) the Contract has been in effect (i) for seven years for the GMIB Rider, and (ii) for ten years for the Enhanced GMIB Rider.

If you have elected a GMIB rider but you do not meet the conditions shown above as of the Income Date, then all income payments going forward will be calculated without regard to the GMIB rider.

Income Plans Available With The GMIB Riders. You may elect to use the GMIB riders with the following Income Plans in your Contract:

|    Income Plan 1. Fixed Life Annuity;
|    Income Plan 2. Fixed Life Annuity with 10 Years Certain; and
|    Income Plan 3. Fixed Joint and Last Survivor Annuity.

You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB riders.

See Appendix E for Contracts issued before May 1, 2002.

Termination of the GMIB Riders. The GMIB Riders will terminate on the date of the first of the following events:

| the Contract is surrendered;

| the death of the Owner if the Contract or the GMIB Rider is not continued under the Contract Continuation Option;

| the death of the surviving spouse if the Contract or the GMIB Rider is continued under the Contract Continuation Option; and

| on or after the Income Date, if an Income Plan not eligible under this benefit is elected or income payments cease for any reason.

You may terminate the GMIB Riders if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined and limited in the Waiver of Surrender Charge Rider. If you choose to terminate the GMIB Rider, you must send a written request to our Customer Service Center. If you purchased your Contract before May 1, 2002, see Appendix E regarding the termination of the GMIB Riders.

Other GMIB Terms and Conditions

| A GMIB must be purchased at time of application.

| The Annuitant must be age 80 or younger at the time your Contract is issued.

| A GMIB may be terminated by the Owner only under limited circumstances. Charges for a GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

| If there are multiple Owners, we will use the age of the oldest Owner to determine any benefits.

| If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as the Owner to determine any benefits and will use the Annuitant's age in determining such benefits.

Important Considerations Regarding the GMIB Riders. While a GMIB rider does provide a guaranteed minimum amount of income, a GMIB Rider may not be appropriate for all investors. You should understand the GMIB riders completely and analyze them thoroughly before you purchase a GMIB rider.

| A GMIB rider does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

| Once purchased, the GMIB may be terminated by the Owner only under limited circumstances. See "Termination of the GMIB Riders" above. Before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under a GMIB rider using the applicable Monthly Income Rate per $1,000, the GMIB rider charges will still be assessed.

| The GMIB rider in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

| Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

| The GMIB riders may not be approved in all states.





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3.  HOW DO I PURCHASE A CONTRACT?

Initial Purchase Payment

You may purchase a Contract for use in connection with tax-qualified retirement plans ("Qualified Contracts") or on a non-tax qualified basis ("Non-Qualified Contracts"). To purchase a Contract, you and the Annuitant you select may not be more than 90 years old on the Contract Date. We require a minimum initial purchase payment of $15,000.

Issuance of a Contract

Once we receive your initial purchase payment and your completed application at our Customer Service Center, we will usually issue your Contract within two Business Days. However, if you did not give us all the information we need, we will try to contact you or your registered representative to get the necessary information. If we cannot complete the application within five Business Days, we will either send your money back or obtain your permission to keep your money until we receive the necessary information. In some cases we can issue a Contract without receiving a signed application. In those cases, we will send an "Application/Confirmation" form with the issued Contract, and ask you to sign and return it to us to verify the terms of the Contract. Your Contract Date will be the date we issue your Contract at our Customer Service Center. We reserve the right to reject any application and/or purchase payment.

Free Look Right to Cancel Your Contract

During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states require a longer period. If you decide to cancel your Contract, you must return it to our Customer Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we may have deducted on or before the date we receive your returned Contract at our Customer Service Center. We do not refund charges other than the Purchase Payment Tax Charge. If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charges we have deducted, or your purchase payments less any withdrawals previously taken. Where required by law to refund the purchase payments (less withdrawals), we will temporarily invest amounts you allocated to the Variable Account to the AIM V.I. Money Market Sub-Account until we deem the Free Look Period to end. See "What Are My Investment Options?"

Making Additional Purchase Payments

At any time before the Income Date, you may make additional purchase payments of $250 or more. A lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center. You may make additional purchase payments for as little as $100 under EFT (Electronic Funds Transfer). We reserve the right to change the minimum or discontinue accepting purchase payments by EFT. We will give you notice if we do either.

We will accept additional purchase payments as shown below:



                                  Restrictions on Acceptance of
Contract Type                     Additional Purchase Payments
-------------                     ----------------------------
Non-Qualified Contract           Accepted until the earlier of the year
                                 in which you or the Annuitant attains age 90.
Qualified Contract               Accepted until the year in
                                 which you attain age 90, except for
                                 annual contributions to a
                                 traditional IRA which are accepted
                                 until the year in which you attain
                                 age 70 1/2.

We reserve the right to reject any additional purchase payments.

You must obtain our prior approval before you make a purchase payment that causes the cumulative purchase payments for all annuities that you maintain with us to exceed $1,000,000. In such cases, we reserve the right to apply certain limitations and/or restrictions on the Contract as conditions to our acceptance, including limiting the Free Withdrawal Amount or the Death Benefit under the Contract and restricting Sub-Accounts that will be available to you. Other limitations and/or restrictions may apply.

We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we received it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

When We May Cancel Your Contract

If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered it. We will give you written notice at your address of record.

However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

4.  WHAT ARE MY INVESTMENT OPTIONS?

Purchase Payment Allocations

When you apply for a Contract, you specify the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

We may require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the AIM V.I. Money Market Sub-Account during the Free Look Period. We will require this if we are required by law to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free Look Period, if we temporarily allocated your initial purchase payment to the AIM V.I. Money Market Sub-Account, we will transfer the value of what is in the AIM V.I. Money Market Sub-Account to the Variable Sub-Account(s) you specified in your application. Solely for the purpose of processing this transfer from the AIM V.I. Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the AIM V.I. Money Market Sub-Account to the Variable Sub-Accounts at the end of the Free Look Period does not count as a transfer for any other purposes under the Contract.

Variable Sub-Account Investment Options

Through the Variable Sub-Accounts, you can invest in specific Funds. You may invest in either the Foundation Series of Funds or the SectorSelectorSM Series of Funds. You must choose one series of Funds or the other; you may not invest in both series under the same Contract. In addition, once selected you may not make transfers from one series to the other series. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract.

More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust or Fund. You should read the Trusts' or Fund's prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you Fund prospectuses with your confirmation. You can also call or write (877) 835-7243, Customer Service Center, P.O. Box 290680, Wethersfield, CT 06129-0680 to obtain copies of the Fund prospectuses.

                                Foundation Series

AIM Variable Insurance Funds:

 Series I Shares:
 AIM V.I. Money Market Fund (new)
 AIM V.I. Premier Equity Fund (new)*

 Series II Shares:
 AIM V.I. Government Securities Fund
 AIM V.I. Core Equity Fund
 AIM V.I. International Growth Fund
 AIM V.I. Premier Equity Fund*

 Adviser: A I M Advisors, Inc.

* Series II Shares of AIM V.I. Premier Equity Fund will be closed to new investments and transfers some time in May or June, 2003. We will give you notice of this closing. Series I Shares of this Fund were added as of May 1, 2003. Series I is the same as Series II except that its expenses are lower by 0.25% because this Series does not assess a Rule 12b-1 fee. Beginning May 5, 2003, you may transfer any Account Value you have in Series II to Series I at no charge, and the transfer will not count toward the maximum transfer charge. We will not make such transfers without your request or direction to do so.

The Alger American Fund (Class O Shares):

 Alger American Mid-Cap Growth Portfolio
 Alger American Income & Growth Portfolio
 Alger American Small Capitalization Portfolio

 Adviser: Fred Alger Management, Inc.

First American Insurance Portfolios, Inc. (Class IB Shares):

 Small Cap Growth Portfolio
 Technology Portfolio
 International Portfolio

 Adviser: U.S. Bancorp Asset Management, Inc. Clay Finlay Inc. is the sub-adviser for the International Portfolio.

INVESCO Variable Investment Funds, Inc.:

 INVESCO VIF -- Financial Services Fund
 INVESCO VIF -- Growth Fund
 INVESCO VIF -- Health Sciences Fund
 INVESCO VIF -- Technology Fund

 Adviser: INVESCO Funds Group, Inc.

MFS(R) Variable Insurance TrustSM (Initial Class):

 MFS Investors Trust Series
 MFS High Income Series
 MFS Research Series
 MFS Total Return Series
 MFS Capital Opportunities Series

 Adviser: MFS Investment Management(R)

Oppenheimer Variable Account Funds (Non-Service Class):

 Oppenheimer Bond Fund/VA
 Oppenheimer Capital Appreciation Fund/VA
 Oppenheimer Main Street Small Cap Fund/VA

 Adviser: OppenheimerFunds, Inc.

The Universal Institutional Funds, Inc. (Class I Shares):

 Global Value Equity Portfolio
 U.S. Mid Cap Core Portfolio (formerly, Mid Cap Value Portfolio)
 Value Portfolio

 Adviser: Morgan Stanley Investment Management Inc.

Van Kampen Life Investment Trust (Class II Shares):

 LIT Growth and Income Portfolio
 LIT Emerging Growth Portfolio

 Adviser: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.

                             SectorSelectorSM Series

If you are investing in SectorSelectorSM Series, you currently may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the AIM V.I. Money Market Sub-Account.

AIM Variable Insurance Funds:

Series I Shares:
 AIM V.I. Money Market Fund (new)
 AIM V.I. Premier Equity Fund (new)

Series II Shares:
 AIM V.I. Global Utilities Fund
 AIM V.I. International Growth Fund
 AIM V.I. New Technology Fund

 Adviser: A I M Advisors, Inc.

INVESCO Variable Investment Funds, Inc.:

 INVESCO VIF Financial Services Fund
 INVESCO VIF Health Sciences Fund
 INVESCO VIF Technology Fund
 INVESCO VIF Telecommunications Fund

 Adviser: INVESCO Funds Group, Inc.

MFS(R) Variable Insurance Trust (Service Class):

 MFS High Income Series
 MFS Utilities Series

 Adviser: MFS Investment Management(R)

Oppenheimer Variable Account Funds (Service Class):

 Oppenheimer Bond Fund/VA
 Oppenheimer Global Securities Fund/VA

 Adviser: OppenheimerFunds, Inc.

Rydex Variable Trust:

Rydex VT Financial Services Fund
Rydex VT Health Care Fund
Rydex VT Leisure Fund
Rydex VT Consumer Products Fund
Rydex VT Retailing Fund
Rydex VT Energy Fund
Rydex VT Energy Services Fund
Rydex VT Transportation Fund
Rydex VT Basic Materials Fund
Rydex VT Precious Metals Fund
Rydex VT Telecommunications Fund

 Adviser: Rydex Global Advisors

The Universal Institutional Funds, Inc. (Class I shares):

 U.S. Real Estate Portfolio

 Adviser: Morgan Stanley Investment Management Inc. doing business in this instance as Van Kampen

The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative instruments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. The fee is ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors.

Fixed Account Investment Options

Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. We may also make available "DCA Fixed Sub-Accounts" for our Dollar-Cost Averaging Program and "Capital Protection Sub-Accounts" in connection with our Guaranteed Minimum Account Value Rider. Both are types of Fixed Sub-Accounts.

How We Determine the Guaranteed Interest Rate. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. The Company's management will make the final determination of the Guaranteed Interest Rates it declares. We cannot predict or guarantee the level of future interest rates. However, when we declare Guaranteed Interest Rates, they will not be less than the Benchmark Rate at the time for each corresponding Guarantee Period, minus 2.25% (although any Guarantee Period we offer will always have a Guaranteed Interest Rate exceeding 0% regardless of how low the Benchmark Rate has fallen). (If you purchased your Contract before May 1, 2002, or reside in certain states, see Appendix E regarding the guaranteed minimum interest rate). Your Guaranteed Interest Rates may differ from the descriptions above because of the requirements of the state where we issued your Contract. Guaranteed Interest Rates do not depend upon and do not reflect the performance of the Fixed Account.

Benchmark Rate. The Benchmark Rate is based on the United States Treasury STRIPS yields provided to us by an independent pricing service of our choice as of the date we declare interest rates. "STRIPS" is an acronym for Separate Trading of Registered Interest and Principal of Securities and are the most common type of Zero Coupon Bond offered by the United States Treasury. The applicable term (length of time from issuance to maturity) of the STRIPS is the same as the duration of the Guarantee Period. If no STRIPS are available for such term, STRIPS of the next shortest term are used. If the United States Treasury discontinues offering any of the applicable certificates of indebtedness upon which STRIPS are based, or if there is any disruption in the market for STRIPS that would have an impact on our ability to obtain market valuations for such instruments, we will substitute a comparable Benchmark Rate.

Guarantee Periods. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7, and 10 years. If you purchased your Contract before May 1, 2002, or reside in certain states, certain Guarantee Periods are not available. See Appendix E. We may offer different Guarantee Periods and may discontinue offering certain Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.

We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

| Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

| Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires (but not beyond your Income Date).

| Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

| Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

| Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

Market Value Adjustment. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

Ordinarily:

         | If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.
         | If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

We will apply a Market Value Adjustment as follows:

         | For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.
         | If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.
         | If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account or amount surrendered. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

We will compute the Market Value Adjustment by multiplying the factor below by the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                          [(1+I)/(1+J+.0025)]N/365 - 1

         Where:

         I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

         J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

         N is the remaining number of days in the Guarantee Period at the time of calculation.

We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

The Fixed Account may not be available in your state. Contact our Customer Service Center for availability.

Examples of how the Market Value Adjustment works are shown in Appendix A.

Optional Guaranteed Minimum Account Value Rider (GMAV).

Optional GMAV Rider. The GMAV Rider guarantees that if the GMAV Rider is in force on the Expiration Date of the Capital Protection Fixed Sub-Account you selected (or the next Valuation Date if the Expiration Date is not a Valuation
Date) and if the Account Value of your Contract is less than the Guaranteed Minimum Account Value, then we will automatically credit your Account Value to equal the Guaranteed Minimum Account Value. This amount will be allocated to the AIM V.I. Money Market Sub-Account unless you request otherwise.

Capital Protection Fixed Sub-Account. The GMAV Rider is currently available with three different options reflecting the duration you choose. The several durations available are known as Capital Protection Fixed Sub-Accounts and are sub-accounts of our Fixed Account. The Capital Protection Fixed Sub-Account's beginning date is the date the GMAV Rider becomes effective. Currently, we offer 5, 7 and 10 year Capital Protection Fixed Sub- Accounts. We may add additional Capital Protection Fixed Sub-Accounts or may discontinue offering one or more in the future. On the effective date of the GMAV Rider, we require that you allocate:

| at least 65% of your Account Value to the 5 year Capital Protection Fixed Sub-Account;

| at least 50% of your Account Value to the 7 year Capital Protection Fixed Sub-Account; or

| at least 30% of your Account Value to the 10 year Capital Protection Fixed Sub-Account.

You may allocate the portion of your Account  Value not allocated to the Capital
Protection  Fixed   Sub-Account   among  the  available  Fixed  and/or  Variable
Sub-Accounts at your discretion.

Guaranteed Minimum Account Value: For purposes of this benefit, the Guaranteed Minimum Account Value is equal to:

| the Account Value on the effective date of the GMAV Rider;

| reduced proportionately for any withdrawals from the Contract (including any associated surrender charge and market value adjustment incurred) made on or after the effective date of the GMAV Rider and before the expiration date of the Capital Protection Fixed Sub-Account you selected.

Termination of the GMAV Rider:

The GMAV Rider terminates on the earliest of the following occurrences:

1. The Expiration Date of the Capital Protection Fixed Sub-Account;

2. You surrender your Contract;

3. The death of an Owner if the Contract is not continued under the Contract Continuation Option; and

4. The Income Date.

Once purchased, the GMAV Rider may be terminated only under limited circumstances. You may terminate the GMAV Rider only if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined in the Waiver of Surrender Charge Rider. If you choose to terminate this Rider, you must send a written request to our Customer Service Center. It is possible that you could pay for the GMAV Rider for one or more years and not receive the benefits if certain events occur before the Expiration Date of the Capital Protection Fixed Sub-Account.

Important Considerations Regarding the GMAV Rider:

| The GMAV Rider provides a guaranteed minimum account value if the terms and conditions of the rider are met. The GMAV Rider is most appropriate for investors with low risk tolerance. You should understand the GMAV Rider completely and analyze it thoroughly before purchasing the benefit.

| As with other aspects of your Contract, you should consult your qualified financial adviser in evaluating the GMAV Rider.

Terms and Conditions of the GMAV Rider:

| While the GMAV Rider is in force, you cannot change the Capital Protection Fixed Sub-Account.

| We reserve the right to restrict additional purchase payments under the Contract while the GMAV Rider is in force. Currently, we do not permit you to make additional purchase payments under your Contract while the GMAV Rider is in force.

|  You  cannot  transfer  Account  Value  from  the  Capital   Protection  Fixed
Sub-Account.

| While the GMAV Rider is in force, we reserve the right to restrict transfers between a Fixed Sub-Account and a Variable Sub-Account and between Fixed Sub-Accounts.

| You cannot have more than one Capital Protection Fixed Sub-Account in force with your Contract at any one time.

| If you request a withdrawal, we will make the withdrawal proportionately from the Capital Protection Fixed Sub-Account and any other Sub-Accounts in which you are invested. A Market Value Adjustment may apply, as well as any applicable surrender charges.

| The GMAV Rider may not be approved in your state. Contact our Customer Service Center regarding availability.

Transfers

Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to make transfers is restricted until the Free Look Period ends. See "Purchase Payment Allocations." The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account before its Expiration Date ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

A transfer takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

In addition, we reserve the right to restrict transfers:

| if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

| if the transfer results in more than one trade involving the same Sub-Account in a 30-day period; or

| if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

If you are investing in the SectorSelectorSM Series, currently you may make only one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts and the AIM V.I. Money Market Sub-Account.

We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer.

After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

Telephone Transactions. You may request transfers or withdrawals by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

Transfers via the Internet are no longer permitted.

Third Party Transfers. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. However, our procedures will not prevent you from making your own transfer requests.

Transfer Programs

Dollar-Cost Averaging Program. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the AIM V.I. Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the AIM V.I. Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix B.

You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the AIM V.I. Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

Once elected, dollar-cost averaging remains in effect until:

| the Income Date;

| you surrender the Contract;

| the value of the Sub-Account  from which transfers are being made is depleted;
or

| you cancel the program by written request.

If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you originally requested, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the AIM V.I. Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

Asset Allocation Program. An optional asset allocation program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives. We have contracted with third parties to provide the asset allocation models used in the program.

If you participate in the asset allocation program, we will automatically allocate all purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix on a calendar quarter basis to bring your portfolio back to its original allocation percentages.

From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed. The transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

Automatic Portfolio Rebalancing Program. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing. Automatic portfolio rebalancing is not available if you are participating in an asset allocation program.

Values Under Your Contract

Account Value. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

| the performance of the Variable Sub-Accounts you have selected;

| interest credited on amounts you allocated to the Fixed Account;

| any additional purchase payments; and

| charges, transfers, withdrawals, and surrenders.

Your Account Value may be more or less than purchase payments you made.

Surrender Value. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

Variable Account Value. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

Accumulation Unit Value. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub-Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period for which the value is being determined.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) and then subtracting (c) where:

(a) is the net result of:

     (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

     (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

     (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

(b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

(c) is the daily Asset-Based Charge.

The net investment factor may be more or less than, or equal to, one.

Fixed Account Value. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

| the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

| interest at the Guaranteed Interest Rate; MINUS

| any transfers from the Sub-Account; MINUS

| any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

| any charges allocated to the Sub-Account.

We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

Services and benefits we provide include:

| the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

| the death benefit paid on the death of the Owner;

| the available investment options, including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, IRA partial withdrawal programs, and systematic partial withdrawal programs;

| administration of the income plans available under the Contracts; and

| the distribution of various reports to Owners.

Costs and expenses we incur include:

| those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

| sales and marketing expenses; and

| other costs of doing business.

Risks we assume include:

| the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

| that the amount of the death benefit will be greater than Account Value; and

| that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes. See "Fee Table."

We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

| the size of a group;

| the total amount of purchase payments to be received from a group;

| the purposes for which the Contracts are purchased;

| the nature of a group for which the Contracts are purchased; and

| any other circumstances that could reduce Contract costs and expenses.

We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

Surrender Charge

If you make an Excess Withdrawal or surrender your Contract during the first three Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 8% in the first Contract Year, and declines until it reaches 0% in the fourth Contract Year.

If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. We include any surrender charge we assess in the calculation of any applicable Market Value Adjustment for withdrawals from the Fixed Account. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. However, if you surrender your Contract, all of your past Free Withdrawals will be assessed with the surrender charge applicable in the year withdrawn. (The Free Withdrawal Amount is not considered a withdrawal of purchase payments for the purpose of determining surrender charges.) When withdrawals are made from the Contract, the amounts withdrawn, for the purposes of determining surrender charges, will be taken in the following order: first earnings, then any applicable Free Withdrawal Amount (see Example below), then purchase payments subject to the surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table."

The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

Example of Calculation of Surrender Charge. Assume the applicable surrender charge is 8%, you have requested a withdrawal of $3,000, and no Market Value Adjustment is applicable. Your initial purchase payment was $15,000, your current Account Value is $15,750, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

(a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year (10% X $15,000 = $1,500); and

(b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments (unliquidated purchase payments are equal to purchase payments received, less prior withdrawals taken subject to surrender charges)($15,750 - $15,000 = $750).

Therefore, the Free Withdrawal Amount is $1,500. A surrender charge will apply to the excess of $3,000 over $1,500. The surrender charge equals $120.00 (8% X $1,500).

Immediately after the $3,000 withdrawal is made, the Account Value is $12,630 ($15,750 - $3,000 - $120). The unliquidated purchase payments are $13,500 ($15,000 - $1,500). Therefore, if you surrender your Contract during the same Contract Year that the full Free Withdrawal was made, the surrender charge is $1,080 ($13,500 X 8%).

Any amount in (a) above not used in a Contract Year may be carried forward to the next Contract Year subject to a maximum of 30% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year. The Free Withdrawal Amount is not considered a withdrawal of purchase payments. A surrender of your Contract where you have previously taken advantage of your full Free Withdrawal Amount will result in the loss of the benefit of that Free Withdrawal.

Waiver Of Surrender Charge. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in the Waiver of Surrender Charge rider to the Contract.

Annual Administration Charge

None! There are no annual administration charges under the Contracts.

Transfer Charge

We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

Asset-Based Charges

We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset-Based Charges from the Variable Sub-Accounts in which you are invested. The maximum charges are:

                          Annual                              Daily
                          Charge                             Charge
                           1.65%                            .004558%

We do not assess these charges against any Fixed Account Value.

Purchase Payment Tax Charge

We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.5% depending upon the state or locality.

Optional Rider Charges

We will deduct an additional charge if you purchase one or more of the optional riders. The charges for the riders are calculated as a percentage of the Account Value on the date of deduction. On the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase, the charge is deducted in proportion to the Sub-Accounts in which you are invested. You may request the termination of the Accidental Death Benefit Rider at any time during the Accumulation Phase. During the Accumulation Phase, you may terminate any of the other optional riders under limited circumstances. Once terminated, charges for an optional rider are no longer assessed. If a surviving spouse elects to continue the Contract following the death of the original Owner, the surviving spouse may elect not to continue any riders, and no rider charges would therefore be assessed. The charges for each of the riders are as follows:

Guaranteed Minimum Income Benefit Rider: 0.20% annually, 0.0166% monthly.

Enhanced  Guaranteed  Minimum  Income  Benefit Rider:  0.35%  annually,  0.0291%
monthly.

Guaranteed Minimum Account Value Rider: (maximum charge) 0.55% annually, 0.0458% monthly.

The maximum charge for the GMAV Rider is shown. We will determine the current charge for the GMAV Rider each time we declare guaranteed interest rates for the Fixed Sub-Accounts. The charge for your GMAV Rider will be shown in your Contract Schedule and will remain the same for the Guarantee Period of your Capital Protection Fixed Sub-Account. We reserve the right to assess different charges for different Capital Protection Fixed Sub-Accounts.

Earnings Enhancement Death Benefit Rider: 0.25% annually, 0.0208% monthly.

Enhanced  Guaranteed  Minimum  Death  Benefit  Rider:  0.20%  annually,  0.0166%
monthly.

Accidental Death Benefit Rider: 0.05% annually, 0.0041% monthly.

Earnings Enhancement Life Insurance Rider (EELR): The charge for this rider is 0.25% annually, 0.0208% monthly of your Fixed and Variable Account Values. The charge is calculated on the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase. Unlike the other optional benefit riders, currently we do not deduct this charge from your Contract. The charge for this rider must be paid for through funds outside your Contract (electronically in United States currency through a United States financial institution). If payment of the charge for this rider is not received when due, a Grace Period of 31 days will be allowed for you to pay the charge. We will send you a notice at the start of the Grace Period at your last known address. The Grace Period will end 31 days after we mail the notice, at which time this rider will terminate without value. See "Does The Contract Have A Death Benefit? -- Optional Earnings Enhancement Life Insurance Rider."

Fund Annual Expenses

Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. Each Fund's management fees and other expenses can be found in the prospectus for each Fund.

Additional Information

The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 7%). Under certain circumstances, we may pay a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. New broker-dealers or those who meet certain productivity and profitability standards may be eligible for additional compensation.

6.  HOW WILL MY CONTRACT BE TAXED?

This discussion is not intended as tax advice. Please consult counsel or other competent tax advisers for more complete information. We have included an additional discussion regarding taxes in the Statement of Additional Information.

No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

                                  Introduction

When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

                       Taxation Of Non-Qualified Contracts

Non-Natural Person. Under Section 72(u) of the Internal Revenue Code (the "Code") the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Withdrawals And Surrenders. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Account Value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

Special Note On Withdrawals. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

| It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

| We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the Contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

Penalty Tax On Certain Withdrawals. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

| made on or after the taxpayer reaches age 59 1/2;

| made on or after the death of an Owner;

| attributable to the taxpayer's becoming disabled; or

| made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

| from purchase payments made prior to August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Income Payments. Although tax consequences may vary depending on the payout option elected under an annuity Contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

Taxation Of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or
(ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

Certain death benefits may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

Further Information. We believe that the Contracts will qualify as annuity Contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

                        Taxation Of A Qualified Contract

Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisers for more specific information.

Types Of Qualified Contracts. A Qualified Contract can be used in connection with the following types of retirement plans:

| Individual Retirement Annuity (IRA) permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP").

| SIMPLE IRA permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

| Roth IRA allows eligible individuals to make after-tax contributions of up to $2,000, with no tax on qualifying distributions.

The form of the Qualified Contract and its IRA rider have been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

Contributions And Distributions. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

Tax Penalty On Certain Withdrawals. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

(1) paid on or after you reach age 59 1/2;

(2) paid after you die;

(3) paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

(5) paid for certain allowable medical expenses (as defined in the Code);

(6) paid on account of an IRS levy upon the Qualified Contract;

(7) paid from an IRA for medical insurance (as defined in the Code);

(8) paid from an IRA for qualified higher education expenses; or

(9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

We have provided a more complete discussion in the Statement of Additional Information.

Terms of the Plan. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

Death Benefits. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified Contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain death benefits, including the basic Death Benefit as well as an optional rider death benefit, which may exceed the greater of purchase payments or Account Value. If these death benefits are determined by the IRS as providing life insurance, the contract may not qualify as an IRA (including Roth and simple
IRAs) which may result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

Transfers, Assignments, Or Exchanges Of A Contract

A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract owners currently receive.



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7.  HOW DO I ACCESS MY MONEY?

You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

Withdrawals

You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $100, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge and Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

Systematic Partial Withdrawal Program. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

| If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

| If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge." Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

IRA Partial Withdrawal Program. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70-1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. (Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge.") An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

The IRS has issued new regulations regarding required minimum distributions from qualified plans. These new rules generally became effective January 1, 2002. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

Requesting Payments

You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

| the disposal or valuation of the Variable Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

| the SEC, by order, permits postponement of payment to protect our Owners.

We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

8.  HOW IS CONTRACT PERFORMANCE PRESENTED?

We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. We base these figures on historical performance, and they do not guarantee future results. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

Yield

The yield of the AIM V.I. Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the AIM V.I. Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Variable Sub-Account (except the AIM V.I. Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

Total Return

The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We may show standard performance that reflects no charges for the optional benefits (the least expensive way to buy the Contract) and we also may show standard performance that reflects the charges for the optional benefits (the most expensive way to buy the Contract).

"Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.

We may advertise the performance of various asset allocation models. Performance shown will be based on the historical performance of the portfolios used in the models and calculated as described above. These figures should not be interpreted to reflect actual historical performance of the Variable Account. In addition, future performance of the portfolios used in the models, and therefore of the models themselves, will vary and the results shown are not necessarily representative of future results.

Performance/Comparisons

We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We will accompany non-standard performance with standard performance.

In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

9.  DOES THE CONTRACT HAVE A DEATH BENEFIT?

Your Contract provides a death benefit for your Beneficiary if you die before the Income Date. You may purchase up to two optional death benefit riders. In addition, you may purchase an Earnings Enhancement Life Insurance Rider ("EELR Rider") as an alternative to the Earnings Enhancement Death Benefit Rider ("EEDB Rider").

Standard Death Benefit

If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greater of:

| the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business Day); or

| 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduced Account Value.

If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

Owner's Death Before the Income Date

If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request and have paid the death benefit. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue ("Contract Continuation Option"), in which case we will continue the Contract subject to the following conditions:

(1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

(2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

(3) If the optional EELR Rider is in force at the time of the Owner's death, and the spousal Beneficiary elects to continue the Contract as the new Owner, he or she may elect to have some or all of this rider's benefit applied to the Contract as an additional purchase payment.

However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the death benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

Unless transferred to the Fixed Account, the death benefit in the Variable Account remains in the Variable Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Variable Account will continue to be subject to investment risk. This risk is borne by the Beneficiary. If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

If no Owner of the Contract is an individual, we will treat the death of any Annuitant as the death of an Owner and the distribution of the death benefit as described above will be administered as if the Beneficiary was the new Owner.

In  all  events,  for  Non-Qualified   Contracts  we  will  make  death  benefit
distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

Owner's or Annuitant's Death After the Income Date

If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

Optional Rider Benefits

You may also purchase up to three additional, optional death benefit riders: the Accidental Death Benefit Rider, the Enhanced Guaranteed Minimum Death Benefit Rider, and the Earnings Enhancement Death Benefit Rider. In addition, you may purchase the Earnings Enhancement Life Insurance Rider as an alternative to the Earnings Enhancement Death Benefit Rider. As to each of the riders, they may be purchased only at the time of Contract application. We will pay the benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of death of the Owner, or of the Annuitant if the Owner is not a natural person. One or more of the riders may not be available in all states. Please take advantage of the guidance of a qualified financial adviser in evaluating each of the optional benefit riders, as well as all other aspects of the Contract. See the riders for the specific terms and conditions of each benefit.

Optional Accidental Death Benefit Rider (ADB)

The ADB Rider provides that, under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:

| the purchase payments made; MINUS

| any withdrawals (including any associated surrender charge and Market Value Adjustment incurred), each determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day).

The maximum benefit is $250,000. If you purchased your Contract with an ADB Rider prior to May 1, 2002, see Appendix E for the maximum benefit applicable to your Contract.

To qualify for this benefit, the Owner's death must occur:

(1) before the first Contract Anniversary after the Owner attains age 80; and

(2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.

Further, all the terms and conditions described in the Contract and Accidental Death Benefit Rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. You may terminate the ADB Rider at any time by notifying our Customer Service Center.

The Optional ADB Rider is not available for IRA, Simple IRA and Roth IRA Contracts.

Optional Enhanced Guaranteed Minimum Death Benefit Rider (Enhanced GMDB Rider) You may enhance the Contract's standard death benefit by purchasing the optional Enhanced GMDB Rider. You must be age 79 or younger at the time the Contract is issued. The Enhanced GMDB Rider may provide a higher death benefit than the standard death benefit described above. The Enhanced GMDB provides that the death benefit calculation will include the Highest Anniversary Value in the calculation of the Contract Death Benefit.

The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death excluding, however, Contract Anniversaries that come after the Owner attains age 85. An anniversary value for a Contract Anniversary equals:

(1)  the Account Value on that Contract Anniversary;

(2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

(3) reduced proportionately by any withdrawals (including any Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

If the Contract is continued under the Contract Continuation Option, the calculation of the Highest Anniversary Value will exclude all anniversary values for Contract anniversaries prior to the date the surviving spouse becomes the new Owner.

Important Considerations Regarding the Enhanced GMDB Rider:

| The Enhanced GMDB Rider does not guarantee that any amounts under the rider will become payable upon death. Market increases resulting in your Account Value at death being greater than the Enhanced GMDB will result in no GMDB being payable.

| You may terminate the Enhanced GMDB Rider at any time by notifying our Customer Service Center.

Optional Earnings Enhancement Death Benefit Rider (EEDB)

You may enhance the Contract's standard death benefit by purchasing the optional EEDB Rider (sometimes referred to in marketing materials as "Protection Plus"). The EEDB Rider may provide an additional death benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

a) is your Account Value on the date of calculation;

b) is the Net Purchase Amount; and

c) is the Benefit Rate (the Benefit Rate is 40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 80).

On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make, and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

The Earnings Enhancement Death Benefit will not exceed the Maximum Benefit Amount. That amount is your benefit rate (40% or 25%, as the case may be) times 250% for issue ages 0-69 or 100% for issue ages 70-80, times the difference between the Net Purchase Amount and any purchase payments made in the 12 months before the Covered Person's death. You must be age 80 or younger at the time the Contract is issued.

Please note that if your Account Value has declined such that it is equal to or less than the Net Purchase Amount, no earnings enhancement death benefit will be payable.

We show examples of the EEDB Rider and EELR Rider in Appendix D.

Important Considerations Regarding the EEDB Rider:

| No amount is payable if you die after the Income Date or after you surrender the Contract.

| The EEDB Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Earnings Enhancement Death Benefit being payable.

| Once purchased, the EEDB Rider may be terminated only under limited circumstances. You may terminate the EEDB Rider only if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined in the Waiver of Surrender Charge Rider. If you choose to terminate this Rider, you must send a written request to our Customer Service Center. Once terminated, charges for the EEDB Rider are no longer assessed. See Appendix E if you purchased your Contract before May 1, 2002.

| Under this Rider, if the investment performance of the Funds are such as would result in a standard death benefit that is sufficient for your needs, the charges for this Rider will still be assessed.

Optional Earnings Enhancement Life Insurance Rider (EELR Rider)

As an alternative to the EEDB Rider, you may also supplement the Contract's Standard Death Benefit by purchasing the optional EELR Rider (sometimes referred to in the marketing materials as "Protection Plus Life"). The EELR Rider may provide an additional life insurance benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Life Insurance benefit in the same way as we determine the Earnings Enhancement Death Benefit described above.

Important Considerations Regarding the EELR Rider:

| The EELR Rider does not guarantee that any amounts under the rider will become payable upon death. The EELR Rider benefit is based on a percentage of earnings in your Contract and therefore market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no EELR Rider benefit being payable.

| No benefit is payable if you die after the Income Date or after you surrender the Contract.

| The EELR Rider only provides a benefit upon death. There is no cash value benefit available.

| If the Owner dies by suicide within two years from the effective date of the rider, then no benefit will be paid.

| If the monthly charge for the EELR Rider is not paid when due, a 31 day Grace Period will be allowed to pay the charge. The Grace Period will end 31 days after notice is sent to your last known address by the Company. If payment is not made by the end of the Grace Period, the rider will terminate without any benefit being payable. If death occurs during the Grace Period, the rider benefit will be payable less any EELR Rider charges owed to us.

| The EELR Rider may not be available in your state. Contact our Customer Service Center regarding availability.

Important Distinctions Between the EEDB Rider And the EELR Rider. You should fully understand the features of the EEDB Rider and EELR Rider and analyze them thoroughly before you purchase either rider. THESE BENEFITS MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

| The benefit paid under the EEDB Rider will be subject to Federal income taxation as earnings on the Contract.

| The EELR Rider is designed to qualify as life insurance under the Code. As life insurance, the Beneficiary should not, under most circumstances, have to pay Federal income taxes on the death benefit paid under the rider.

| The charge for the EEDB Rider is a percentage of your Account Value and is deducted from your Account Value.

| We currently require that you pay the charge for the EELR Rider electronically in United States currency through a United States financial institution. In other words, this charge must be paid for through funds outside of your Contract. We will initiate the processing of the electronic funds transfer on the Calculation Date. The Calculation Date is the Contract Date and each corresponding monthly date thereafter, or the next following Valuation Date if that date is not a Valuation Date. The charge will be deducted from the designated account on that date or on the next day on which your financial institution is processing electronic fund payments. We reserve the right to provide either alternate or additional methods of payment in the future.

Other  Considerations  Concerning  Optional  Death  Benefit  and Life  Insurance
Riders:

         | If there are joint Owners, we will use the age of the oldest Owner to determine the applicable death benefit. Any applicable death benefit will be payable on the first death to occur.

         | If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

Rider Continuation Option. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue any or all of these optional death benefit or life insurance riders. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Valuation Date we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age.

Accidental Death Benefit Rider. The ADB Rider's initial benefit will be set equal to the beginning Account Value on the Business Day on which the new Owner elects to continue this rider. If the benefit payable is due to the accidental death of the original Owner, no further benefit is payable for accidental death within 180 days of the original Owner's death or accidental death arising from the same accident which resulted from the original Owner's death.

Earnings Enhancement Death Benefit and Earnings Enhancement Life Insurance Riders. For purposes of determining the Net Purchase Amount, it is initially set equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

Proof of Death

We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit or allow any person other than the Owner to exercise any rights under the Contract. We will accept one of the following items:

1. An original certified copy of an official death certificate; or

2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

3. Any other proof satisfactory to us.

See "How Will My Contract Be Taxed?" for further discussion of the tax treatment of death benefits.



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10.  WHAT OTHER INFORMATION SHOULD I KNOW?

                             Parties To The Contract

The Owner. You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

The Annuitant. Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

If the Contract is owned by a Charitable Remainder Trust, we will allow you to designate Joint Annuitants. The Joint Annuitants must be married to each other and upon the death of a Joint Annuitant the surviving Joint Annuitant will be treated as the Primary Beneficiary.

The Beneficiary. Upon the death of an Owner, we pay the death benefit to the person named as primary Beneficiary in the application. If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate. Until such time as the death benefit is paid, we consider the Beneficiary or estate, as the case may be, to be the Owner. If there are joint Owners, the surviving Owner is treated as the primary Beneficiary, and any other Beneficiary is treated as a contingent Beneficiary, unless otherwise indicated.

One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

Change of Owner, Beneficiary or Annuitant. During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

Separate Accounts

The Sage Variable Annuity Account A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at Net Asset Value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

Voting of Fund Shares. We are the legal owner of shares held by the Variable Sub-Accounts and have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

The Sage Fixed Interest Account A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

Modification

When permitted by applicable law, we may modify the Contracts as follows:

| deregister the Variable Account under the 1940 Act;

| operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

| operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

| restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

| combine the Variable  Account with other  separate  accounts;  and

| combine a Variable Sub-Account with another Variable Sub-Account.

We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

Distribution of the Contracts

Sage  Distributors,  Inc., 969 High Ridge Road,  Suite 200,  Stamford,  CT 06905
("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. The Contracts may not be available in all states.

Experts

The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of The Sage Variable Annuity Account A at December 31, 2002 and for each of the two years in the period then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal Proceedings

See "Additional Information About Sage Life Assurance of America, Inc. - History and General - Legal Proceedings."

Reports To Contract Owners

We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

Authority To Make Agreements

One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

Financial Statements

Audited financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 2002.

We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2002, 2001 and 2000 and for each of the three years in the period ended December 31, 2002. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.




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11.  HOW CAN I MAKE INQUIRIES?

You may make inquiries about your Contract by contacting us at P.O. Box 290680, Wethersfield, CT 06129-0680, (877) 835-7243.




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12.  ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.

History and General

Sage Life Assurance of America, Inc. ("Sage Life" or the "Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. As will be discussed in more detail in "Management's Discussion and Analysis of Financial Condition and Results of Operations," in December of 2002 the Boards of Directors of the Company and its intermediate and ultimate parents approved plans to suspend the Company's marketing and underwriting activities and to cease all new sales of variable annuity and variable life insurance products effective January 1, 2003. This action was taken due to the inability of the Company and its parents to raise the capital necessary to meet the ongoing needs of the Company. The Company is currently proceeding towards establishing the facilities necessary to administer an orderly "run-off" of the in-force business. This development will be alluded to throughout this Prospectus, and may sometimes be referred to as a "general business retrenchment." One of the consequences of the general business retrenchment relating to the Company's insurance licenses is that in March 2003, the Company was notified by the Insurance Department of the State of North Carolina that its license would be restricted in that state for any new product sales.

The Company is not licensed in New York. However, its wholly owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") had applied to the New York Insurance Department for an insurance license. On February 10, 2003, as a result of the Company's general business retrenchment, the Company and Sage New York withdrew that application and began the process of dissolving Sage New York. Sage New York had not been capitalized.

We are a wholly owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Swiss Re Life and Health America Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Swiss Re invested $12,500,000 in non-voting, non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Swiss Re exchanged a portion of such preferred stock for common stock of Sage Life Holdings. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups. "Management's Discussion and Analysis of Financial Condition and Results of Operation," and "Financial Statements and Supplementary Data" set forth additional information regarding the current state of affairs with respect to Swiss Re's investment in Sage Life Holdings.

SIGI is a wholly owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977.

Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

                               Segment Information

The Company operates in one business segment, the variable insurance product market. Products we offered before the general business retrenchment included combination fixed and variable deferred annuities and combination fixed and variable life insurance products. Refer to "Financial Statements and Supplementary Data," for revenues from external customers and a measure of operating results and total assets for the last three years.

                            Products and Distribution

Before the general business retrenchment, the Company's business strategy had been to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (i) variable accounts--determined by the value of investments held in separate accounts, and (ii) fixed accounts--backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

Our initial marketing focus was to distribute our products through banks and financial planning companies and regional broker-dealers, and then, over the long-term, we intended to expand our distribution channels to include wirehouses. As mentioned above, the Company is no longer marketing or distributing its products.

Since it began marketing its products, Sage Distributors Inc. ("Sage Distributors") has acted as the principal securities underwriter of the Contracts issued by the Company and of shares of its separate accounts. Effective July 24, 2000, the Company entered into a new distribution agreement with Sage Distributors (the "Underwriting Agreement") whereby Sage Distributors was permitted to enter into selling agreements with unaffiliated broker-dealers whose registered representatives sold Sage Life products to the public. The Underwriting Agreement provides that Sage Distributors receives no compensation for providing underwriting services to Sage Life and that the Sage Distributors is responsible for all of its costs in marketing Sage Life products, except for any commissions payable to registered representatives of Sage Distributors. Since Sage Distributors has inadequate revenues with which to fund these marketing and distribution costs, SIGI has historically undertaken to fund these expenses under the terms of an Expense Reimbursement Agreement between SIGI and Sage Distributors. The Company, Sage Distributors and SIGI agreed to amend the Underwriting Agreement and Expense Reimbursement Agreement so that Sage Life would bear, subject to certain limitations, the full costs of Sage Distributors marketing, distribution and overhead costs effective October 1, 2002. This amendment lapsed on December 31, 2002.

The Company has begun the process of forming a subsidiary broker-dealer that would replace Sage Distributors as the principal securities underwriter of the Contracts and of shares of the Company's separate accounts. The Company has undertaken this step due to concerns that Sage Distributors might be unable to satisfy the net capital requirements of a limited purpose broker-dealer as prescribed by United States Securities and Exchange Commission ("SEC") and NASD Rules due to litigation that Sage Distributors is currently involved in. (See "Legal Proceedings" for more details.) If a new broker-dealer is established as a subsidiary of the Company, the Company will be obligated to capitalize it at a level that satisfies the net capital requirements.

The Company's products currently include as investment options four series funds of Sage Life Investment Trust (the "Trust"), a registered management investment company sponsored by the Company. The Trust is managed by Sage Advisors, Inc. ("Sage Advisors"), an SEC-registered investment adviser and a subsidiary of SIGI. In connection with the general business retrenchment, SIGI has determined that it is unable to fund the continuing operating losses that Sage Advisors incurs in connection with its management agreement with the Trust. Accordingly, Sage Life has applied to the SEC for an Order of Substitution allowing it to substitute shares of other registered management investment companies for the shares of the Trust in its products. If the order is granted, the Company will effect the substitution of shares thereby removing all assets of the Trust. This in turn will permit the termination of Sage Advisors' agreement with the Trust and end the operating losses. The Company's application to the SEC is currently pending and therefore the Company has not yet obtained a firm date on which it can effect the substitution of shares.

                                 Rating Agencies

The Company's financial ratings are important in its ability to accumulate and retain assets. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its Contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products.

The Company's ratings have been downgraded several times over the past year by the rating agencies. There can be no assurances that the rating agencies will not lower the Company's ratings further. Contact your registered representative or write or call the Company at its Customer Service Center for more information.


                                   Competition

Before the general business retrenchment, we were engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,600 stock, mutual and other types of insurers in the life insurance business in the United States, of which approximately 230 write variable products business. A substantial number of these entities are significantly larger than us. We are one of the few life insurers confining our activities to separate account variable insurance products.

                                    Employees

At December 31, 2002, we had 70 salaried employees. Many of these employees also perform duties for affiliated companies. The salary obligations for these employees are shared amongst us and these companies according to the terms of a Cost Sharing Agreement that has been filed with, and approved by, the Delaware Insurance Department. After scheduled staff retrenchments discussed in more detail below, we had 26 salaried employees as of April 9, 2003. The Company plans to keep its remaining staff to effect the phased implementation of general business retrenchment activities over the course of 2003. This includes further planned retrenchments to reduce staff down to a group required to efficiently manage the administration of the Company's in-force business during run-off.

We had previously maintained our corporate offices in space leased by SIGI. On March 10, 2003, SIGI executed a lease termination agreement with its landlord to terminate its current lease and cancel all future rental obligations with effect from April 15, 2003. The Company relocated to alternative offices effective April 15, 2003, under a monthly renewable operating agreement. The Company's principal offices are now located at 969 High Ridge Road, Stamford, CT 06902.

                                Legal Proceedings

As of the date of this filing, neither the Company nor its subsidiary are involved in any lawsuits. However, a former external wholesaler of Sage Distributors, an affiliated company, has challenged his termination in an arbitration claim brought before the NASD. The claim alleges that Sage Distributors breached a provision of his contract providing for an additional 18 months' of guaranteed compensation, and that it defamed him by stating in a Form U-5 that he was terminated for "lack of production." The wholesaler sought, and received, an ex parte prejudgment remedy in the amount of $1 million from a Connecticut state court; the prejudgment remedy attaches the assets of Sage Distributors (and amounts owed to Sage Distributors by the Company and SIGI) to be maintained until the NASD arbitration panel issues its award. The $1 million includes $500,000 for defamation, $234,776 for contract damages, and $265,224 for punitive damages and attorneys' fees.

Sage Distributors exercised its right to challenge the prejudgment remedy. After a two-day evidentiary hearing, the parties submitted briefs on February 7, 2003. To date, no decision has been issued. Sage Distributors has filed an appearance and an answer in the NASD action. For the purpose of the court action (with respect to the prejudgment remedy), Sage Distributors conceded that the court could issue a prejudgment remedy for $22,917, the amount of the wholesaler's monthly guarantee for one month, which Sage Distributors argues is all he would be owed even if he established he was terminated without cause. Neither we nor NASD Dispute Resolution nor the Connecticut court have made any determination as to whether the Company would be liable for any judgment against Sage Distributors.

Market for the Registrant's Common Equity and Related Stockholder Matters

All of the Company's outstanding shares are owned by Sage Life Holdings. The Company did not pay any dividends to its parent in 2002, 2001 and 2000.

                             SELECTED FINANCIAL DATA

The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Financial Statements and Supplementary Data." All amounts presented in the following table were derived from our financial statements for the periods indicated and certain amounts have been reclassified to conform to the 2002 presentation.


                                    Years Ended December 31
                                  2002             2001              2000             1999                 1998
                            ---------------------------------  ---------------- ----------------     --------------
Statement of Operations Data
Revenues:
   Net investment income         $ 1,534,629       $ 2,108,497       $ 1,888,172      $ 1,290,196       $ 1,243,522
   Realized capital gains        (1,232,740)            14,088                 -                -                 -
   Administrative service fees        50,663            39,260            49,940           37,671                 -
   Contract charges and fees         650,853           108,986             3,979              861                 -


Total revenues                     1,003,405         2,270,831         1,942,091        1,328,728         1,243,522

Benefits and expenses:
   Contract owner benefits         1,284,163         1,078,918           490,964                -                 -
   Acquisition expenses              647,466          (50,182)                 -                -                 -
   Goodwill amortization expense   1,427,535           217,378           234,468          234,468           548,818
   General & administrative       13,614,804         8,303,361         5,969,108        5,521,186         1,263,678


   Expenses

Total benefits and expenses       16,973,968         9,549,475         6,694,540        5,755,654         1,812,496



Loss before cumulative effect
   Adjustment                   (15,970,563)       (7,278,644)       (4,752,449)      (4,426,926)         (568,974)

Cumulative effect adjustment for
  change in accounting for                 -                 -                 -      (4,269,488)                 -


  development costs
Net loss                       $(15,970,563)      $(7,278,644)      $(4,752,449)     $(8,696,414)       $ (568,974)



Written premiums (1):
   Gross                         $86,752,785       $68,900,272       $21,109,921          $79,942        $        -
   Reinsurance
   - Current Year (2)           (67,863,858)      (39,969,620)      (14,106,155)          (4,200)                 -
   - Retroactive (3)             (9,312,250)                 -                 -                -                 -



   Net                           $ 9,576,677       $28,930,652        $7,003,766          $75,742        $        -



Balance Sheet Data
Total assets                    $166,005,673      $114,237,585       $54,726,227      $31,736,580       $36,542,531



Total liabilities               $144,115,088       $82,330,012       $22,209,130         $233,435           $70,474



Total stockholder's equity       $21,890,585       $31,907,573       $32,517,097      $31,503,145       $36,472,057



(1) Under accounting principles generally accepted in the United States, premiums from the types of products sold by the Company are not reported as revenue.

(2) In 2000, the Company entered into a multi-year modified coinsurance agreement whereby a significant portion of the Company's variable insurance business is ceded to Swiss Re on a quota share basis. This arrangement is more fully described in the "Reinsurance" subsection below. In addition, the Company has entered into reinsurance arrangements that reinsure certain mortality risks associated with the guaranteed minimum death benefit feature of the Contracts, as well as other Contract guarantees.

(3) During the first quarter of 2002, the Company's reinsurance agreement with Swiss Re was amended to include certain variable annuity products introduced by the Company during the fourth quarter of 2001. This retroactive amendment resulted in a reduction of written premium, contract charges and contract owner benefits relating to such previously issued contracts of approximately $9,312,250, $8,000 and $5,000, respectively, for the quarter ended March 31, 2002.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and "Selected Financial Data."

                              Results of Operations

Contract owners pay us contract charges and fees, while the managers of the funds available as investment options in our Contracts (the "Fund Managers") pay us administrative fees. These administrative fees, and most of the charges received from Contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual Contract charges we receive from Contract owners are flat fees assessed on each Contract's anniversary date. Consequently, the aggregate amount of these fees received by the Company also varies according to the number of Contracts in force during the course of the year.

Prior to June 30, 2000, the Company sold a limited number of Contracts as it focused most of its efforts on obtaining strong ratings from rating agencies and developing the staff, systems and other elements necessary to begin underwriting and marketing activities. Although gross premiums continued to show significant growth through December 31, 2002 when compared to the levels of the prior year, they remained well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income has continued to represent a significant portion of the Company's revenues. Net investment income includes interest earned on the Company's general account assets and assets in the fixed sub-accounts of the separate account. The decrease in net investment income is primarily attributable to the fall in assets in the general account and the fixed sub-accounts as well as a decline in yields on short-term investments.

The Company's net income for the year ended December 31, 2002 was adversely impacted by realized losses on certain fixed maturity investments and impairment losses on seed capital investments of approximately $1.2 million. In addition, the Company incurred a charge of $1.4 million representing the impairment of goodwill as a result of the decision to discontinue business activities.

The trend of increasing general and administration expenses over the five-year period ended December 31, 2002 reflects the Company's implementation of its business strategy and the establishment of an operational infrastructure to support the growth estimates in the Company's business plan. In light of capital considerations discussed below, the Company initiated cost curtailment initiatives in April 2002 to minimize operating expenses. However, general and administrative expenses for the year ended 2002 include, among other things, certain costs of discontinuing business operations, including as discussed below, non-recurring staff termination and other exit related costs of approximately $4.0 million. Additionally, marketing and distribution costs of approximately $1.6 million were incurred during the fourth quarter of 2002 as a result of the amendment to the Underwriting Agreement with Sage Distributors that is discussed in more detail in "Products and Distribution."

On December 17, 2002, the Board of Directors approved plans to suspend all sales, marketing and distribution activities, the closure of the Trust, and the termination of all staff not required to administer the run-off of Sage Life's in-force Contracts. Effective January 1, 2003, the Company suspended all marketing and underwriting activities and ceased all new sales. As a result, the Company's entire internal and external wholesaling and marketing staff were terminated in mid-January 2003. The Company plans to retain its remaining staff to effect the phased implementation of business discontinuance activities over the course of 2003. This includes further planned retrenchments to reduce staff down to a number appropriate for the efficient administration of the run-off of the in-force business. General and administrative expenses for the year ended December 31, 2002 include non-recurring charges of approximately $4.0 million for involuntary termination benefits and other exit related costs.

We do not currently reflect the benefits of deferred federal income taxes in our results.

                         Liquidity and Capital Resources

Funding of Cash Needs: Since the beginning of 1997, and until the general business retrenchment, the Company's primary cash needs have been for the funding of the distribution of its insurance products and the establishment and maintenance of related infrastructure. This included, among other things, creating and licensing innovative products, developing and maintaining a marketing and distribution franchise to sell the insurance products through retail broker-dealers, and establishing technological and operational platforms necessary to support the development and growth of the business. These cash needs were met primarily through capital contributions from Sage Group, the funding of commission and acquisition expenses through a modified coinsurance arrangement with Swiss Re, issuance of preferred and common stock in Sage Life Holdings to Swiss Re, and through interest income on the invested assets of the Company's general account.

During the second quarter of 2001, management determined that the cash needs of the Company and the maintenance of its capital commitments to Swiss Re and the Michigan Insurance Department discussed in more detail in the next section could not be met solely by the methods mentioned above. Sage Group has been, and is currently, prohibited under South African currency control regulations from utilizing funds raised in South Africa for the Company's cash needs, other than with funds raised through capital issues denominated in currencies other than the South African rand. Furthermore, Sage Group's ability to issue stock outside of South Africa has been hindered by a severe devaluation of the South African and relative to the United States dollar and a decrease in its stock price reflective of a general decline of financial services stocks in South Africa and elsewhere. Consequently, Sage Group has not issued new securities in the international markets to provide for the cash needs of the Company.

During the fourth quarter of 2001, Sage Group announced a search for a strategic partner to fund its U.S. interests in the face of continued currency and equity market weakness and appointed a regional investment bank to assist with the process. This capital raising effort was accompanied by expense containment programs that were initiated during the first quarter of 2002 to conserve working capital within Sage Life. Sage Group accelerated its capital-raising efforts in August 2002 by appointing Merrill Lynch to explore transactions involving a number of alternative strategic approaches, including financing of cash needs through a strategic partnership or the outright sale of Sage Group's interests.

Although a number of interested parties were identified, Sage Group was unable to secure the necessary capital to sustain the Company's new business activities due, in part, to prolonged weak global capital markets and the negative sentiment that has severely impacted the life insurance sector. Accordingly, as described above in Results of Operations, on December 17, 2002, the Boards of Directors of Sage Group, SIGI and Sage Life approved the general business retrenchment plans. Thereafter, on January 1, 2003, the Company suspended all marketing and underwriting activities and ceased all new sales of the insurance products.

Capital Commitments: In 1997, pursuant to a commitment to the Michigan Insurance Department in connection with the Company's application to renew its insurance license in that state, the statutory capital and surplus of the Company was increased to $25 million by a capital contribution from Sage Group. In 1998,Sage Life Holdings further committed to maintaining this $25 million level of capital and surplus pursuant to the terms of a Preferred Stock Purchase Agreement ("Preferred Stock Agreement") with Swiss Re.

Initial projections management had developed indicated that the Company would require additional capital during the first quarter of 2003 to enable it to maintain its $25 million commitments to Michigan and Swiss Re. Based on these projections, Sage Group began the capital raising exercise discussed in more detail in the prior section. However, events in the six months ended June 30,2002, including the diminution in the value of the Company's holdings in two formerly highly-rated debt securities, lower than projected levels of asset based fees due to depressed equity markets, lower than projected sales levels, and a slower reduction in expenses than anticipated - all contributed to higher than expected net cash outflows and a faster than projected reduction in capital levels. As a result, the Company's statutory capital and surplus fell below $25million during the third quarter of 2002.

Under the terms of the original Preferred Stock Agreement with Swiss Re, if the Company's statutory-basis capital and surplus fell below $25 million and remained uncured for 60 days then, subject to obtaining regulatory approval, each share of Swiss Re preferred stock would be entitled to a number of votes sufficient to provide preferred shareholders a majority of the voting interest in Sage Life Holdings, the Company's direct parent. In response to the developments noted above, Sage Group conferred with Swiss Re and on September30, 2002 reached an agreement to amend certain terms of the Preferred Stock Agreement. The required minimum level for the Company's statutory capital and surplus was reduced from $25 to $20 million, subject to the elimination of any cure rights with respect to the new minimum capital level. In addition, Swiss Re also agreed to defer the December 31, 2002 dividends payable (by Sage Life Holdings) with respect to its preferred shares until the earlier of June 30,2003 or the closing of any material financing or sale of any material component of the Company's business. Further, Swiss Re and Sage Group agreed that Swiss Re would remain actively involved in Sage Group's capital raising activities and be consulted on material decisions affecting the Company's business.

The Company's statutory capital and surplus at December 31, 2002, stood at approximately $8.6 million, after making provision of approximately $12.7million for certain non-recurring charges arising from the Company's decision to discontinue new business activities. These non-recurring reserves have been established in accordance with statutory accounting principles prescribed by the state of Delaware. They comprise $7.7 million for asset adequacy analysis liabilities related primarily to anticipated future run-off expenses projected to be incurred by the Company over the next twenty years and $5.0 million for involuntary termination benefits and other exit-related costs. By letter dated March 18, 2003, the Delaware Insurance Department approved the additional statutory reserves for future run-off expenses. Under accounting principles generally accepted in the United States, the Company's total stockholder equity at December 31, 2002 was approximately $21.9 million.

Given this decline in the Company's statutory-basis capital and surplus, then subject to obtaining requisite regulatory approvals, Swiss Re now has the right to exercise its option under the terms of the Preferred Stock Agreement to assume voting control of Sage Life Holdings. Swiss Re has not yet exercised, and has yet to indicate whether it would exercise, such an option. However, Swiss Reis working with the Company to develop and implement plans for the efficient and effective administration of existing Contract owner service obligations during run-off.

Officials in the Company Regulation Bureau of the Delaware Insurance Department, the Company's primary state regulator, have been made aware of these developments. Management also contacted officials in the Company Regulation Bureau of the Michigan Insurance Department to inform them that our statutory capital and surplus had fallen below $25 million, as committed to them, and of our capital-raising initiatives. The Michigan Insurance Department has not restricted the Company's license. Management continues to keep both the Insurance Departments of Delaware and Michigan apprised of the Company's financial condition.

Management maintains its belief that the Company has adequate capital resources to meet its Contract benefit and servicing obligations to existing Contract holders. Additionally, Contract holder investments are fully funded and held in a separate account and protected from the general creditors of the Company. The death benefit and other guaranteed rider features in the Company's products have been reinsured with highly-rated reinsurers.

                                   Reinsurance

At the date of issue, the Company's variable insurance Contracts result in a net cash outflow in that 100% of Contract owner premiums received by the Company are invested in separate accounts supporting the Contracts, leaving a cash strain caused by the payment of commissions and other policy acquisition expenses. In 2000, the Company entered into a multi-year quota share modified coinsurance agreement (the "Modco Agreement") with Swiss Re under which the Company ceded a significant portion of its variable insurance business to Swiss Re. Depending on the product, the Company has ceded to Swiss Re between 65% to 81% of Contract revenues and related expenses in return for an expense allowance from Swiss Re that substantially covered commission and other Contract acquisition costs. The Modco Agreement provided the Company with additional capacity by funding our cash flow strain from new business.

During 2002 and 2001, the Company ceded premiums, including amounts relating to guaranteed benefits, of $77,170,000 and $39,970,000, respectively. Contract charges and fees for 2002 and 2001 are net of $883,000 and $230,000, respectively, ceded to Swiss Re. Contract owner benefits are net of $6,000 and $123,000 ceded to Swiss Re in 2002 and 2001, respectively.

During the first quarter of 2002, the Modco Agreement was amended to include certain variable annuity products introduced by the Company during the fourth quarter of 2001. The amendment resulted in reductions of written premium, Contract charges and Contract owner benefits of $9,312,250, $8,000, and $5,000, respectively, relating to the prior year. Excluding the aforementioned retroactive effects of the amendment, premiums, contract charges and fees and Contract owner benefits ceded to Swiss Re were $67,564,000, $875,000 and $1,000, respectively, for the year ended December 31, 2002, compared with $39,816,000, $230,000 and $123,000 for the year ended December 31, 2001.

In addition, the Company has entered into reinsurance arrangements that reinsure certain risks associated with the guaranteed minimum death benefit feature of the Contracts, as well as other Contract guarantees. The Company uses only highly rated reinsurance companies to reinsure these risks. Reinsurance does not relieve the Company from its obligations to Contract owners. The Company remains primarily liable to the Contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

                                    Reserves

The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding Contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts that, together with interest on such reserves computed annually at certain assumed rates, are estimated to be sufficient to meet our Contract obligations at their maturities or in the event of the covered person's death. As discussed above, the Company has established a reserve for asset adequacy analysis liabilities related primarily to anticipated future run-off expenses over the next twenty years.

                          Critical Accounting Policies

We amortize deferred acquisition costs ("DAC"), deferred gain on modified coinsurance, and unearned revenue over the life of our Contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future Contract experience including, persistency, growth rate of elected investment options, and the level of expense required to maintain the Contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the Contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. For 2002, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of Contracts in force.

The Company revised its assumptions about future lapse experience at December31, 2002 to reflect the anticipated Contract holder behavior resulting from the Company's decision to discontinue new business activities. This revision in future assumptions had an immaterial effect on DAC as at December 31, 2002.

                                   Investments

Our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds in Sage Life Investment Trust.

                              Dividend Restrictions

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carry forward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards Contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2002, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities, as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

                                State Regulation

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the National Association of Insurance Commissioners("NAIC"), periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption at January 1, 2001.

On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2002, our total adjusted capital exceeded RBC requirements.

Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets, agreements and arrangements, as well as dividend payments from insurance subsidiaries, may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include:
(i)regulation of insurance; (ii) company solvency; (iii) employee benefit regulation; (iv) tax law changes affecting the taxation of insurance companies;(v) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and (vi) privacy protection initiatives.

           Quantitative and Qualitative Disclosures About Market Risk

                               Interest Rate Risk

At December 31, 2002, we held in our general account $13,135,718 of fixed maturity securities that are sensitive to changes in interest rates. Pursuant to the Company's investment policy, all fixed maturity investments are held in investment grade corporate securities, government agency or U.S. government securities. We determine the sensitivity of the fair value of our fixed maturity portfolio based on increases or decreases in interest rates. The effects of an increase or decrease of 100 and 200 basis points ("bps") on the fair value of our fixed maturity general account portfolio at December 31, 2002 are:



                                  -200 bps           -100 bps         Fair value        +100 bps             +200 bps
===========================    ================  ===================================  ================      =========


General Account                  $13,950,977       $13,538,972       $13,135,718      $12,769,553         $12,405,398



In addition, the Company's deferred annuity and life insurance products offer a fixed option which also subjects the Company to interest rate risk. These fixed options provide interest rate guarantees to Contract holders for periods extending up to 10 years. At December 31, 2002, there was $21,749,426 of fixed maturity securities held in the separate account in support of fixed accounts. Pursuant to the Company's investment policy, all fixed maturity investments consist of investment grade corporate, mortgage-backed and asset-backed securities. The effects of an increase or decrease of 100 and 200 bps on the fair value of the fixed maturity separate account portfolio at December 31, 2002 are:



                                  -200 bps           -100 bps         Fair value       +100 bps            +200 bps
===========================    ================  ===================================  ===============      =========


Mortgage-backed                   $2,973,126        $2,875,646        $2,754,014       $2,596,042        $2,415,433



Other securities                  19,883,422        19,420,626        18,995,412       18,594,093        18,209,136



Total Fixed Account              $22,856,548       $22,296,272       $21,749,426      $21,190,135       $20,624,569



In accordance with the terms of our products, Contract owner withdrawals or transfers to variable investment options before the end of the guarantee period subject the Contract owner to a market value adjustment ("MVA"). In the event of a rising interest rate environment, which makes the fixed maturity securities underlying the guarantees less valuable, the MVA could be negative. Conversely, in a declining interest rate environment, which increases the fair value of fixed maturity securities underlying the guarantees, the MVA could be positive.

The increase or decrease in the value of the fixed option resulting from the MVA should substantially offset the increase or decrease in the market value of the securities underlying the guarantees. The Company maintains asset/liability matching procedures designed to achieve this offset. However, the Company still takes on the default risk for the underlying securities, the interest rate risk of reinvestment of interest payments and the risk of failing to maintain the asset/liability matching program with respect to duration and convexity risks.

                               Equity Market Risk

The primary equity market risk to the Company comes from the nature of the variable annuity and variable life products sold. Various fees and charges earned by the Company are substantially derived as a percentage of the market value of the assets under management. In a sustained equity market decline, this income would be reduced because the value of assets under management would be reduced. The impact would be compounded if the market decline led to an increase in surrenders or withdrawals. In addition, a prolonged equity market decline would result in adjustments to the carrying value of deferred acquisition costs and deferred gain on modified coinsurance. The estimated impacts, net of reinsurance, from each of these sources to annual profit next year of an immediate uniform 10% and 20% increase or decrease in variable funds are:



                                                      -10 %            -20 %            +10 %            +20 %
============================================     ===============  ===============   ===============  ===========

    Contract Charges                               (282,763)        (565,527)           282,763          565,527


    Mutual Fund Revenue                             (68,391)        (136,783)            68,391          136,783


    Seed Capital                                    (75,900)        (151,800)            75,900          151,800


    Impact to DAC, Bonus Credits, Sales            (169,717)        (339,435)           169,717          339,435
      Inducements and Deferred Gain

    Total Impact to Profits                        (257,337)        (514,674)           257,337          514,674


Deferred acquisition costs, bonus credits and sales inducements and deferred gains on modified coinsurance are determined using a long-term expectation of variable Contract holder fund performance. The impact of a revision in our expectation of future performance by 100 bps or 200 bps has very little effect as the following table illustrates:



                                      -200                -100                 Current           +100        +200
===========================    ==================    ==================    ================      ======     =======

DAC, Bonus Credits, Sales       $1,546,030                $1,553,560       $1,561,004         1,568,163     1,576,015
  Inducements and
  Deferred Gain


Another equity market exposure for the Company relates to the ancillary benefits available to Contract owners in the form of guaranteed minimum death benefit, guaranteed minimum account balance benefit, and guaranteed minimum income benefit features. The Company's risks from these ancillary benefit features increases as variable Contract holder investments decline. Conversely, the Company's exposure to earnings enhancement benefits increases as variable contract holder investments increase. The Company has entered into reinsurance arrangements that reinsure the risks associated with the guaranteed minimum death benefit feature of the Contracts, as well as other Contract guarantees. These reinsurance arrangements are subject to certain caps and limitations. Even under a range of substantially adverse mortality scenarios, the Company believes that its net exposure to these risks is immaterial at December 31, 2002.


                             DIRECTORS AND OFFICERS


The following are the Directors and Executive Officers of the Company:



Robin I. Marsden, 37          Director, January 1997 to present;      President and Trustee, Sage Life Investment
                              President and Chief Executive           Trust, July 1998 to present; Director, Sage
                              Officer, February 1998 to present       Distributors, Inc., January 1998 to August
                                                                      2001 and February 2002 to present; President,
                                                                      Sage Distributors, Inc., February 2002 to present;
                                                                      Director, January 1997 to present, President and
                                                                      Chief Executive Officer, February 1998 to present,
                                                                      Sage Insurance Group, Inc.; Director, President and
                                                                      CEO, Sage Advisors, Inc., 1998 to present; Director
                                                                      and Chief Executive Officer, Sage Life (Bermuda), Ltd.,
                                                                      June 2000 to present; Sage Life Limited, Director,
                                                                      December 1994 to present; Sage Life Holdings Limited,
                                                                      Director, December 1994 to May 2001; Sage Unit
                                                                      Trusts Limited, Director, December 1994 to present;
                                                                      Sage Group Limited, Director, May 2001 to present.

H. Louis Shill, 72            Director, January 1997 to present;      Chairman, Sage Life Assurance of America,
                              Chairman December 2001 to present       Inc., January 1997 to February 1998; Chairman,
                                                                      Sage Insurance Group, Inc., January 1997 to
                                                                      present; Founder, Chairman, Sage Group
                                                                      Limited, 1965 to present.

Paul C. Meyer, 50             Director, January 1997 to April 16,     Partner, Clifford Chance US LLP, 1986 to
                              2003*                                   present (formerly, Rogers & Wells, and
                                                                      Clifford Chance Rogers & Wells).

Richard D. Starr, 58          Director, January 1997 to April 16,     Chairman and Chief Executive Officer,
                              2003*                                   Financial Institutions Group, Inc., October
                                                                      1978 to present; Vice Chairman and Director,
                                                                      ABN Amro Financial Services, Inc., 1997 - 2002.

Dr. Meyer Feldberg, 61        Director, January 2000 to April 16,     Dean/Professor, Columbia University Graduate
                              2003*                                   School of Business, July 1989 to present;
                                                                      Director of Revlon, Inc., Federated Department
                                                                      Stores, Primedia, Sappi Ltd., Select Medical,
                                                                      and UBS Funds.

John A. Benning, 68           Director, April 2000 to April 16,       Senior Vice President and General Counsel,
                              2003*                                   Liberty Financial Companies, 1986 to December
                                                                      1999; Director of ICI Mutual Insurance Company and
                                                                      T.T. International U.S.A. Feeder Trust; Trustee,
                                                                      Liberty All-Star Equity Fund and Liberty All-Star
                                                                      Growth Fund (both closed-end funds listed on NYSE),
                                                                      October 2002 to present.

Donald C. Waite, III, 61      Director, May 2002 to April 16, 2003*   Director, Executive in Residence Program,
                                                                      Columbia University Graduate School of
                                                                      Business, February 2002 to present; McKinsey
                                                                      and Company, Director and Senior Partner, 1966
                                                                      to February 2002; Presstek, Inc., Director;
                                                                      The Guardian Life Insurance Company of
                                                                      America, Director.

Mitchell R. Katcher, 49       Director, December 1997 to present;     Vice President, Sage Life Investment Trust,
                              Senior Executive Vice President and     July 1998 to present; Director, Sage
                              Chief Actuary May 1997 to present;      Distributors, Inc., January 1998 to August
                              Chief Operating Officer January 2003    2001; Treasurer, July 1997 to December 2001,
                              to present                              Director and Senior Executive Vice President,
                                                                      December 1997 to present, Sage Insurance
                                                                      Group, Inc.; Director, Executive Vice
                                                                      President and Chief Actuary, Sage Life
                                                                      (Bermuda), Ltd., May 2000 to present; Sage
                                                                      Life Assurance of America, Inc., Chief
                                                                      Financial Officer, May 1997 to October 2000.

Nancy F. Brunetti, 40         Executive Vice President, Operations    Executive Vice President and Chief
                                                                      Administrative Officer, Sage Insurance Group
                                                                      Inc., January 2001 to present; Consultant, NFB
                                                                      Consulting, January 2000 to December 2000;
                                                                      Executive Vice President and Chief Operating
                                                                      Officer, January 1998 to December 1999 and
                                                                      Senior Vice President January 1996 to December
                                                                      1997, American Skandia Life Assurance
                                                                      Corporation; Sage Life Assurance of America,
                                                                      Inc., Executive Vice President and Chief
                                                                      Administrative Officer, January 2001 to
                                                                      December 2002.

Terry Eleftheriou, 43         Executive Vice President & Chief        Executive Vice President & Chief Financial
                              Financial Officer, August 2002 to       Officer, Sage Insurance Group, Inc., August
                              present                                 2002 to present; Senior Vice President -
                                                                      Finance, American General Corporation, June
                                                                      2000 to September 2001; Ernst & Young, Insurance
                                                                      Industry Services, January 1985 to May 2000.



All entities listed above with "Sage" in their name are affiliates of Sage Life. All entities listed above not having "Sage" in their names are not affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.

* In connection with the general business retrenchment of the Company, Messrs. Meyer, Starr, Feldberg, Benning, and Waite (the "outside directors") are resigning as directors of the Company as of April 16, 2003. The outside directors are not executives of the Company or of any of its affiliates. The Company is not required by federal securities or state insurance law to have independent or outside directors on its Board. Nevertheless, the change in the Board composition will be reported to the Delaware Insurance Department and other state insurance departments as required by their regulations. The consensus of the Board, including the outside directors, was that the resignation of the outside directors was in the best interest of the Company given the Company's run-off status and the resulting material cost savings to the Company.


Executive Compensation

The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:

---------------------------------- ------------ -------------- ---------------- ------------------- ------------------


Robin I. Marsden                      2002        $430,000         $240,000           $21,000            $25,600
(President & CEO)                     2001         390,750          108,800            17,850            132,179
                                      2000         354,750          100,000            17,850            119,399

Mitchell R. Katcher                   2002        $345,625         $162,500           $21,000            $19,458
(Sr. EVP, COO & Chief                 2001         318,750          150,000            17,850             20,535
Actuary)                              2000         293,750          137,500            17,850             17,824

Nancy F. Brunetti                     2002        $295,250         $140,500           $21,000            $16,001
(EVP, Operations)                     2001         279,500           34,375                 -             31,000

Terry Eleftheriou                     2002        291,017(3)              -                 -                  -
(EVP & Chief Financial
Officer)

Lincoln B. Yersin (4)                 2002         $33,833          $25,000            $3,552                  -
(Former EVP Marketing)                2001         199,750          150,000            17,850              3,124
                                      2000         186,250          150,000            13,300             47,191

Jeffrey Gordon (5)                    2002        $107,250          $83,000           $9,319*                  -
(Former Sr.V.P. CFO)                  2001         205,250           40,000            4,528*            100,229

* These amounts were forfeited due to non-vesting upon employment termination.

(1) Represents amounts credited to executives under a SIGI sponsored money-purchase, defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers:

     Mr. Marsden: 2002, $24,150 - contribution to non-qualified retirement plan, $1,450 - tax return preparation services; 2001, $23,179 -- contribution to non-qualified retirement plan, $109,000 deferral of partial 2000-2001 fiscal year earned bonus; 2000, $19,399 -- contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus.

     Mr. Katcher: 2002 - $15,291 contribution to non-qualified retirement plan, $4,167 contribution to non-qualified retirement plan in lieu of employee benefit; 2001, $20,535 -- contribution to non-qualified retirement plan; 2000, $12,994 -- contribution to non-qualified retirement plan, $4,830 -- contribution to non-qualified plan in lieu of employee benefit.

     Mr. Yersin: 2002, $27,721 - pay-out of paid-time-off benefit; 2001, $3,124 -- contribution to non-qualified retirement plan; 2000, $47,191 -- moving expenses.

     Mr. Gordon: 2002, $2,264 contribution to non-qualified plan, $38,769 - moving expenses, $17,290 pay-out of paid-time-off benefit; 2001, $43,750 -- recruitment bonus, $5,736 -- contribution to non-qualified retirement plan; $62,880 -- moving expenses.

     Ms. Brunetti: 2002, $10,001 - contribution to non-qualified retirement plan, $6,000 commuter allowance; 2001, $25,000 -- recruitment bonus, $6,000 -- commuter allowance.

(3) Mr. Eleftheriou's salary is comprised of $75,807 reported on Form W-2 as employee compensation, and $215,210 reported on Form 1099 pursuant to his consulting contract with the Company.

(4) Mr. Yersin's employment with the Company terminated February 27, 2002.

(5) Mr. Gordon's employment with the Company terminated June 28, 2002.

Employment Contracts.

Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination): (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause. This provision was amended by letter dated November 11, 2002, to include "material reduction in compensation" as a triggering event.

Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts. The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination):
(i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that unvested allocations or options under the long-term capital incentive plan and unvested employer contributions attributable to Mr. Katcher under any pension plan would be accelerated and deemed to immediately vest; and (iii) by letter dated September 15, 2002, amending the employment agreement, guaranteeing a proportionate bonus up to the point of termination based on his most recent annual performance bonus. . In addition, pursuant to a "change of control" provision, if during the twelve months following such change of control there is a material reduction in Mr. Katcher's responsibilities, or a material reduction in his compensation, or a required job relocation or assignment beyond specified areas, then Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause. . In addition, by letter dated September 15, 2002, Mr. Katcher is guaranteed a "capital raising success and retention bonus" of not less than $14,687.50 per month for 12 months following the successful closing of a capital raising effort.

Ms. Brunetti and SIGI are parties to an agreement dated December 21, 2000. The agreement provides for Ms. Brunetti's title and duties with SIGI and the Company, sets forth her initial annual remuneration and other incidental allowances, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Ms. Brunetti is eligible to participate in the Company's short-term incentive bonus plan for employees, and that for the period through March 31, 2002, such bonus will be guaranteed at 50% of base gross salary. The agreement also provides that she is eligible to participate in a long-term capital incentive plan to be established by SIGI, and an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for indemnification of personal liability arising in the ordinary course of business. The December 21, 2000 agreement was updated by letter dated June 10, 2002, wherein Ms. Brunetti's annual compensation was reset and a change of control provision was added. Pursuant to the change of control provision, if within the twelve months following the change of control Ms. Brunetti's employment is terminated, or if there is a material reduction in her responsibilities without her consent causing her to terminate her employment, she is guaranteed 12 monthly payments of her then monthly salary and a proportionate bonus up to the date of termination based on her most recent bonus. By letter dated December 17, 2002, the Company guaranteed severance pay and various insurance protection benefits for a period of 12 months.

Mr. Eleftheriou was appointed Chief Financial Officer by a consulting agreement dated June 20, 2002. The Board subsequently ratified this appointment in August of 2002. Thereafter, Mr. Eleftheriou and the Company entered into an Employment Agreement dated November 1, 2002, effective until April 30, 2003, unless extended by the parties pursuant to terms prescribed in the agreement. Among other things, the agreement provides for Mr. Eleftheriou's title and duties with the Company (and SIGI); guarantees his access to committees and persons necessary for him to fulfill his professional obligations and duties under the agreement; sets forth his remuneration and provides for certain customary benefits; and provides for the covering or reimbursement of certain expenses in consideration of Mr. Eleftheriou's residence in Houston. The agreement provides for the extension of salary and benefits for a period of 26 weeks if the Company terminates Mr. Eleftheriou's employment while the agreement is in force or declines to extend employment pursuant to the prescribed terms. If the Company makes an offer to extend employment, the terms of which are at least as favorable as those prescribed in the agreement (and which also include relocation from Houston), and Mr. Eleftheriou declines to accept the offer, then the agreement terminates with no extension of salary. Mr. Eleftheriou may terminate the agreement and his employment and be entitled to 26 weeks of continued salary and benefits for reasons stipulated in the agreement, including substantial changes in his position, failure of the Company to comply with the terms of the Agreement, failure of the Company to implement policies, programs or systems he deems necessary, material reduction in his salary and change of control provisions.

Mr. Yersin resigned February 27, 2002. Prior to his resignation, Mr. Yersin and the Company were parties to an employment agreement with an effective date of May 3, 1999. The agreement provided for Mr. Yersin's title and duties with the Company, and set forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provided for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI.

Mr. Gordon resigned June 28, 2002. Prior to his resignation, Mr. Gordon and SIGI were parties to an agreement dated September 11, 2000. The agreement provided for Mr. Gordon's title and duties with SIGI and the Company, set forth his initial annual remuneration, and provided that such remuneration will be reviewed on an annual basis. The agreement also provided that Mr. Gordon was eligible to participate in the Company's short-term incentive bonus plan for employees. The agreement also provided that he be eligible to participate in a long-term capital incentive plan to be established by SIGI. In addition, the agreement provided that for the first year of employment, SIGI will make a special fully vested monthly contribution of 4% of base salary to an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provided for bridge financing payable over three years should stock loan obligations to Mr. Gordon's former employer materialize. Under this provision, during 2002, the Company provided Mr. Gordon with a $15,000 non-interest bearing loan payable December 31, 2002.

Directors' Compensation.

Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr, Benning and Waite are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, Waite and Feldberg do not receive retirement benefits. Mr. Benning, as chairman of the audit committee, receives an annual retainer of $3,000, and $500 per meeting attended.

                 Certain Relationships and Related Transactions

Paul C. Meyer, a director of the Company, is a partner with the law firm Clifford Chance US L.L.P. Since 1997, the Company has retained Clifford Chance US L.L.P., and its predecessor firms, Clifford Chance Rogers & Wells, and Rogers & Wells, to provide legal counseling to the Company.


SAGE LIFE ASSURANCE OF AMERICA, INC.
FINANCIAL STATEMENTS

                         Report of Independent Auditors

Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1, during 2002, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

                                                           /s/ Ernst & Young LLP

Hartford, CT
March 21, 2003

                      Sage Life Assurance of America, Inc.

                           Consolidated Balance Sheets

                                                                                   DECEMBER 31
                                                                             2002                 2001
                                                                       --------------------------------------
ASSETS
Investments:
   Fixed maturity securities available for sale (amortized cost:       $      13,135,718    $      13,652,254
     2002- $12,476,000; 2001 - $13,486,000)
   Equity securities, at fair value (cost: 2002 - $759,000; 2001 -               759,000            1,097,000
     $1,082,000)
                                                                       --------------------------------------
Total investments                                                             13,894,718           14,749,254

Cash and cash equivalents                                                      9,281,625            9,383,386
Accrued investment income                                                        202,979              252,983
Receivable from affiliates                                                             -            1,081,710
Reinsurance receivables                                                                -              746,661
Deferred acquisition costs                                                     3,063,793            2,569,876
Intangible assets                                                              4,348,765            5,776,300
Other assets                                                                     929,220              794,834
Separate account assets                                                      134,284,573           78,882,581
                                                                       --------------------------------------
Total assets                                                           $     166,005,673    $     114,237,585
                                                                       ======================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Deferred gain from modified coinsurance                             $       2,301,897    $       1,283,790
   Payable to affiliate                                                          429,954                    -
   Reinsurance payables                                                          851,368                    -
   Unearned revenue                                                               23,951                6,024
   Deferred federal income taxes                                                 346,007               60,807
   Accrued expenses and other liabilities                                      5,877,338            2,096,810
   Separate account liabilities                                              134,284,573           78,882,581
                                                                       --------------------------------------
Total liabilities                                                            144,115,088           82,330,012

Stockholder's equity:
   Common stock, $2,500 par value, 1,000 shares authorized, issued
     and outstanding                                                           2,500,000            2,500,000
   Additional paid-in capital                                                 56,337,754           50,937,804
   Deficit                                                                   (37,618,830)         (21,648,267)
   Accumulated other comprehensive gain                                          671,661              118,036
                                                                       --------------------------------------
Total stockholder's equity                                                    21,890,585           31,907,573
                                                                       --------------------------------------
Total liabilities and stockholder's equity                             $     166,005,673    $     114,237,585
                                                                       ======================================

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                      Consolidated Statements of Operations

                                                                       YEAR ENDED DECEMBER 31
                                                              2002              2001              2000
                                                        ---------------------------------------------------
REVENUES
Net investment income                                   $      1,534,629    $   2,108,497    $    1,888,172
Realized capital (losses) gains                               (1,232,740)          14,088                 -
Administrative service fees                                       50,663           39,260            49,940
Contract charges and fees                                        650,853          108,986             3,979
                                                        ---------------------------------------------------
Total revenues                                                 1,003,405        2,270,831         1,942,091

BENEFITS AND EXPENSES
Contract owner benefits                                        1,284,163        1,078,918           490,964
Acquisition expenses                                             647,466          (50,182)                -
Goodwill impairment                                            1,427,535                -                 -
General and administrative expenses                           13,614,804        8,520,739         6,203,576
                                                        ---------------------------------------------------
Total benefits and expenses                                   16,973,968        9,549,475         6,694,540
                                                        ---------------------------------------------------
Net loss                                                $    (15,970,563)   $  (7,278,644)   $   (4,752,449)
                                                        ===================================================

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                 Consolidated Statements of Stockholder's Equity

                                                                                                      ACCUMULATED
                                                                                                         OTHER
                                                             ADDITIONAL PAID-                        COMPREHENSIVE
                                             COMMON STOCK       IN CAPITAL           DEFICIT         INCOME (LOSS)         TOTAL
                                            ---------------------------------------------------------------------------------------
Balances at December 31, 1999               $   2,500,000    $   39,351,096        $ (9,617,174)     $  (730,777)      $ 31,503,145
Net loss                                                -                 -          (4,752,449)               -         (4,752,449)
Change in unrealized loss on investments,
   net of federal income taxes                          -                 -                   -          446,336            446,336
                                                                                                                       ------------
Comprehensive loss                                      -                 -                   -                -         (4,306,113)
Additional capital contributions                        -         5,320,065                   -                -          5,320,065
                                            ---------------------------------------------------------------------------------------
Balances at December 31, 2000                   2,500,000        44,671,161         (14,369,623)        (284,441)        32,517,097

Net loss                                                                             (7,278,644)               -         (7,278,644)
Change in unrealized loss on investments,
   net of federal income taxes                          -                 -                   -          402,477            402,477
                                                                                                                       ------------
Comprehensive loss                                      -                 -                   -                -         (6,876,167)
Additional capital contributions                        -         6,266,643                   -                -          6,266,643
                                            ---------------------------------------------------------------------------------------
Balances at December 31, 2001                   2,500,000        50,937,804         (21,648,267)         118,036         31,907,573

Net loss                                                                            (15,970,563)                        (15,970,563)
Change in unrealized loss on investments,
   net of federal income taxes                                                                           553,625            553,625
                                                                                                                       ------------
Comprehensive loss                                                                                                       15,416,938)
Additional capital contributions                                  5,399,950                                               5,399,950
                                            ---------------------------------------------------------------------------------------
Balances at December 31, 2002               $   2,500,000    $   56,337,754        $(37,618,830)     $   671,661       $ 21,890,585
                                            =======================================================================================

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                      Consolidated Statements of Cash Flows

                                                                    YEAR ENDED DECEMBER 31
                                                          2002               2001             2000
                                                       ------------------------------------------------
OPERATING ACTIVITIES
Net loss                                               $ (15,970,563)    $  (7,278,644)   $  (4,752,449)
Adjustments to reconcile net loss to net cash
   used in operating activities:
     Amortization of acquisition costs                       647,466                 -                -
     Goodwill impairment                                   1,427,535                 -                -
     Amortization of bond discount/premium                   114,504           109,529          114,223
     Realized capital losses (gains)                       1,232,740           (14,088)               -
     Amounts transferred to separate account
       for realized losses                                  (885,338)                -                -
     Changes in:
       Accrued investment income                              50,004           (29,843)         (16,877)
       Receivable (payable) from affiliates                1,511,663           618,304       (1,028,744)
       Unearned revenue                                       17,927             5,123              901
       Reinsurance receivables (payables)                  1,598,029          (456,359)        (290,302)
       Deferred acquisition costs                         (1,141,382)       (2,242,156)        (327,720)
       Deferred gain from modified coinsurance             1,018,107           965,762          318,028
         Agreement
       Accrued expenses and other liabilities              4,128,378         1,525,082          438,600
       Other assets                                         (257,655)         (462,919)         139,938
                                                       ------------------------------------------------
Net cash used in operating activities                     (6,508,585)       (7,260,209)      (5,404,402)

INVESTING ACTIVITIES
Purchases of fixed maturity securities                             -                 -         (453,975)
Proceeds from sales, maturities and repayments
   of fixed maturity securities                              883,680         1,509,785        2,535,000
Proceeds from sale of other invested assets                  123,194                 -                -
                                                       ------------------------------------------------
Net cash provided by investing                             1,006,874         1,509,785        2,081,025
   Activities

FINANCING ACTIVITIES
Capital contributions from parent                          5,399,950         5,184,643        5,320,065
                                                       ------------------------------------------------
Net cash provided by financing activities                  5,399,950         5,184,643        5,320,065
                                                       ------------------------------------------------

(Decrease) increase in cash and cash equivalents            (101,761)         (565,781)       1,996,688
Cash and cash equivalents at beginning of year             9,383,386         9,949,167        7,952,479
                                                       ------------------------------------------------
Cash and cash equivalents at end of year               $   9,281,625     $   9,383,386    $   9,949,167
                                                       ================================================

See accompanying notes to consolidated financial statements.

                      Sage Life Assurance of America, Inc.

                   Notes to Consolidated Financial Statements

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

BUSINESS AND ORGANIZATION

Sage Life Assurance of America, Inc. (the "Company" or "Sage Life") is a Delaware domiciled stock life insurance company with its principal offices in Stamford, Connecticut. The Company is a wholly owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA") which is owned 9.9% by Swiss Re Life and Health America, Inc. ("Swiss Re") and 90.1% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly owned indirect subsidiary of Sage Group Limited, a South African financial institution.

Before the general business retrenchment described below in "Restructuring Costs" the Company was engaged in the manufacture, marketing and distribution of variable annuity and variable life insurance contracts (the "Insurance Products") and shares of a registered investment company. The Company is licensed to write business in 49 states and the District of Columbia. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product. Gross premiums for 2002, 2001, and 2000 were approximately $86,753,000, $68,900,000, and $21,110,000, respectively.

Sage Life's affiliated companies include: Sage Life Assurance Company of New York ("Sage New York"), a subsidiary of Sage Life that had been seeking to obtain a license in the State of New York; Sage Advisors, Inc. an affiliated investment manager for the registered investment company ("Sage Life Investment Trust" or the "Trust") sponsored by Sage Life whose shares (the "Shares") are available as investment options in the Insurance Products; Sage Distributors, Inc. ("Sage Distributors") a registered broker-dealer that acts as the principal underwriter of the Insurance Products and the Shares; Sage Re (Bermuda) Ltd., an insurance company licensed in Bermuda; and Finplan Holdings, Inc.

As stated in Note 6 - Common and Preferred Stock of Parent, the Company's statutory capital and surplus at December 31, 2002 fell below the minimum $20 million level required by the Preferred Stock Purchase Agreement between SLHA and Swiss Re. Consequently, subject to obtaining requisite regulatory approvals, Swiss Re now has the right to exercise its option under the terms of the Preferred Stock Purchase Agreement to assume voting control of SLHA. Swiss Re has not yet exercised, and has yet to indicate whether it would exercise, such an option.

RESTRUCTURING COSTS

On December 17, 2002, the Board of Directors approved plans to discontinue business activities including the suspension of all sales, marketing and distribution activities, the closure of the Trust, and the termination of all staff not required to administer the run-off of Sage Life's in-force contracts. Effective January 1, 2003, the Company suspended all marketing and underwriting activities and ceased all new sales. As a result, the Company's entire internal and external wholesaling and marketing staff were terminated in mid-January 2003. The Company plans to keep its remaining staff to effect the phased implementation of business discontinuance activities over the course of 2003. This includes further planned retrenchments to reduce staff down to a minimum group to administer the in-force business during run-off.

                      Sage Life Assurance of America, Inc.

RESTRUCTURING COSTS (CONTINUED)

In accordance with the provisions of Emerging Issues Task Force 94-3, Liability Recognition for Certain Employee Termination and Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring), the Company has established provisions of $5,404,000 at December 31, 2002 for involuntary termination benefits, contract termination and other exit costs (principally the write off of goodwill) resulting from its decision to cease new business activities.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions relate to the amortization of deferred acquisition costs and deferred gain from the modified coinsurance agreement. These assumptions involve surrenders, investment return, growth in allocations to variable funds options by contract owners, and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Equity securities, consisting of seed money investments, are carried at fair value based on the net asset values of the fund shares and the related unrealized capital gains (losses) are reported as a component of stockholder's equity, net of applicable deferred federal income taxes.

                      Sage Life Assurance of America, Inc.

INVESTMENTS (CONTINUED)

The Company reviews its investment portfolio quarterly for indicators of other than temporary impairment of securities. Based on the facts and circumstances, when the Company determines that a decline in fair value below cost is other than temporary, the Company records the difference as a realized loss in the statement of operations. Realized gains on the disposal of investments are determined by the specific identification method. In 2002 and 2001, the reclassification adjustments for realized capital losses previously included in accumulated other comprehensive income were approximately $5,000 and $38,000, respectively.

FAIR VALUES

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

         Cash, Cash Equivalents, and Short-term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

         Investment Securities: Fair values for fixed maturity securities are based on quoted market prices, where available. The fair values for equity securities are based on quoted market prices, where available; for equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality. See Note 2.

         Investment Contracts: The carrying amounts of the Company's liabilities under variable life and annuity contracts approximates fair value.

DEFERRED ACQUISITION COSTS AND SALES INDUCEMENTS

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These deferred costs are being amortized in proportion to expected gross profits from interest, expense, mortality and surrender margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. During 2002, 2001, and 2000, the Company capitalized $1,141,000, $2,192,000, and $328,000, net of reinsurance ceded. During 2002 and 2001, the Company recorded, net of reinsurance ceded, amortization and interest accretion of $892,000 and $245,000, and $45,000 and $95,000 respectively. The Company began amortizing deferred acquisition costs in 2001.

The Company also offers sales inducements that enhance the investment yield on the amount allocated to the fixed option by contract owners. Such inducements are deferred and amortized in a manner similar to deferred acquisition costs. At December 31, 2002 and 2001 deferred sales inducements were $823,000 and $604,000, respectively, and are included in other assets in the accompanying balance sheets.

                      Sage Life Assurance of America, Inc.

REINSURANCE

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts. Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Deferred acquisition costs in the accompanying balance sheets are net of amounts ceded under a modified coinsurance agreement with Swiss Re. The deferred gain from this agreement shown in the accompanying consolidated balance sheets represents the commission and expense allowance received by the Company in excess of the quota share percentage. Contract liabilities and associated assets are reported on a gross basis.

Reinsurance premiums ceded for the guarantees in the contracts and the corresponding reinsurance recoveries on benefits and claims incurred are included in contract owner benefits.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. The change in fair value of fixed maturity and marketable equity securities are recognized in other comprehensive income as if those securities were in the general account. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

Separate account assets consist of mutual funds, bonds, short-term investments, transfers due from the general account and cash and cash equivalents. The Company provides return guarantees determined periodically by management that vary based on the length of the guarantee period ranging from one to ten years subject to a minimum guaranteed return of 3%, or the rate on an analogous Treasury Note less 225 basis points, of the average investment balance to contract owners selecting any of the fixed options. Withdrawals from fixed options prior to the end of the guarantee period are subject to a market value adjustment based on interest rate levels at the time of the withdrawal. At December 31, 2002 and 2001, the separate account liabilities included approximately $21,597,000 and $28,521,000, respectively, relating to contracts for which the contract owner is guaranteed a fixed rate of return.

For contract owners that do not select the fixed option, there are no minimum guarantees and the investment risk associated with market value changes are borne entirely by the contract owner.

                      Sage Life Assurance of America, Inc.

CONTRACT LIABILITIES

The Company has no contract liabilities in its general account at December 31, 2002 and 2001. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying contracts.

RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees.

Contract owner benefits include first year bonus credits and the amount of guaranteed investment income credited to the fixed account. Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets was recorded as goodwill and was being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value.

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets ("SFAS No. 142"). With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment. At adoption, the Company performed an impairment test for its carrying value of goodwill. Utilizing sales forecasts to project future distributable earnings, the Company computed an embedded value that supported the carrying value of goodwill. However, concurrent with the Company's decision to place itself in run-off, the Company concluded that its goodwill was impaired. Therefore, the Company wrote off the goodwill balance of $1,428,000 in current year operations.

                      Sage Life Assurance of America, Inc.

GOODWILL (CONTINUED)

The remaining balance included in goodwill and identified intangibles represents state insurance licenses acquired in the acquisition of Fidelity Standard Life Insurance Company. Those identified intangibles are not subject to amortization under SFAS No. 142 because of their indefinite lives. The Company reviews those identified intangibles at least annually for impairment based on fair value of the insurance licenses.

If SFAS No. 142 were in effect beginning January 1, 2000, the financial statement impact would have been approximately $217,000 and $234,000 for the years ended December 31, 2001 and 2000, respectively.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

SEGMENT INFORMATION

The Company's operations are classified into one reportable segment: manufacture, marketing and distribution of variable annuity and variable life insurance contracts.

RECENT ACCOUNTING PRONOUNCEMENTS

In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, ("SFAS No. 146") which requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than the current practice of recognizing those costs at the date of a commitment to exit or disposal plan. The provisions of SFAS No. 146 are to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Adoption of SFAS No. 146 is not expected to have a material impact on the Company's financial condition or results of operations.

RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2002 presentation.

                      Sage Life Assurance of America, Inc.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following (in thousands):

                                                      GROSS           GROSS
                                     AMORTIZED      UNREALIZED      UNREALIZED       FAIR
                                       COST           GAINS           LOSSES        VALUE
                                     -------------------------------------------------------
2002
U.S. Government obligations          $   6,499        $  486          $    -       $   6,985
Corporate obligations                    5,977           251              77           6,151
                                     -------------------------------------------------------
                                     $  12,476        $  737          $   77       $  13,136
                                     =======================================================
2001
U.S. Government obligations          $   6,988        $   90          $    5       $   7,073
Corporate obligations                    6,498           144              63           6,579
                                     -------------------------------------------------------
                                     $  13,486        $  234          $   68       $  13,652
                                     =======================================================

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2002 are summarized below (in thousands). Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                          AMORTIZED          FAIR
                                                            COST             VALUE
                                                          --------------------------
Due in one year or less                                   $   2,008        $   2,040
Due after one year through five years                         7,896            8,467
Due after five years through ten years                        2,572            2,629
                                                          --------------------------
Total                                                     $  12,476        $  13,136
                                                          ==========================

Investments in equity securities at December 31 consist of the following (in thousands):

                                                     GROSS           GROSS
                                    AMORTIZED      UNREALIZED      UNREALIZED      FAIR
                                      COST           GAINS           LOSSES        VALUE
                                    -----------------------------------------------------
2002
Nasdaq 100 Index Fund               $     273      $        -      $        -    $    273
Eagle All-Cap Fund                        486               -               -         486
                                    -----------------------------------------------------
                                    $     759      $        -      $        -    $    759
                                    =====================================================
2001
Nasdaq 100 Index Fund               $     428      $       11      $        -    $    439
Eagle All-Cap Fund                        654               4               -         658
                                    -----------------------------------------------------
                                    $   1,082      $       15      $        -    $  1,097
                                    =====================================================

                      Sage Life Assurance of America, Inc.

During 2002 and 2001, the Company recognized impairment losses in the above funds of $323,000 and $918,000, respectively. Such losses are included in realized capital losses in the accompanying statements of operations. In addition, during 2002, the Company recorded realized capital losses of $863,000 on a WorldCom bond which was held in the separate account to support insurance contracts in guaranteed fixed options.

Proceeds from the sale of fixed maturity securities were $884,000 and 1,510,000 during 2002 and 2001, resulting in gross realized gains (losses) of $(24,000) and $14,000, respectively.

During 2001, the Company's parent contributed equity securities with a fair value of $1,082,000 to the Company. Such equity securities represent seed money in two funds sponsored by Sage Life Investment Trust.

At December 31, 2002 and 2001, unrealized capital gains of $235,000 and $7,000, respectively, net of tax, on fixed maturity securities held in the separate account was reflected in accumulated other comprehensive gains.

Investment income by major category of investment is summarized as follows (in thousands):

                                                2002            2001             2000
                                             -------------------------------------------
Fixed maturity securities                    $    1,483      $    1,875       $    1,398
Cash and cash equivalents                           157             370              572
                                             -------------------------------------------
Total investment income                           1,640           2,245            1,970
Investment expenses                                (105)           (136)             (82)
                                             -------------------------------------------
Net investment income                        $    1,535      $    2,109       $    1,888
                                             ===========================================

At December 31, 2002 securities with an amortized cost and fair value of approximately $6,398,000 and $6,878,000, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

3. REINSURANCE

At the date of issue, the Company's variable insurance products result in a net cash outflow in that 100% of contract owner premiums received by the Company are invested in separate accounts supporting the contracts, leaving a cash strain caused by the payment of commissions and other policy acquisition expenses. In 2000, the Company entered into a multi-year modified coinsurance agreement (the "Modco Agreement") under which Sage Life has ceded a significant portion of the variable insurance business to Swiss Re. Depending on the product, the Company ceded to Swiss Re between 65% to 81% of contract revenues and related expenses in return for an expense allowance from Swiss Re that substantially covers commission and other contract acquisition costs. This Modco Agreement provided the Company with additional capacity for growth by substantially funding the cash flow strain from new business.

                      Sage Life Assurance of America, Inc.

3. REINSURANCE (CONTINUED)

During 2002, 2001, and 2000 the Company ceded premiums of $76,876,000, $39,816,000, and $14,106,000, respectively. Contract charges and fees for 2002, 2001, and 2000 are net of $883,000, $230,000, and $8,000, respectively, ceded to
Swiss Re. Contract owner benefits are net of $6,000, $123,000, and $30,000 ceded to Swiss Re in 2002, 2001, and 2000, respectively.

During the first quarter of 2002, the Modco Agreement was amended to include certain variable annuity products introduced by the Company during the fourth quarter of 2001. The amendment resulted in reductions of written premium, Contract charges and Contract owner benefits of $9,312,000, $8,000, and $5,000, respectively, relating to the prior year.

In addition, the Company has entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the contracts, as well as other contract guarantees. The premium ceded under these arrangements in 2002 and 2001 was $294,000 and $154,000, respectively. The Company uses only highly rated reinsurance companies to reinsure these risks.

4. FEDERAL INCOME TAXES

Prior to 2002, the Company had filed a separate life insurance company federal income tax return. Beginning in 2002, the Company may elect to join in a life/non-life consolidated tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The Company files a separate life insurance company federal income tax return and intends to do so through the year 2002.

The provision for income taxes varies from the amount that would be computed using the federal statutory income tax rate as follows:

                                              2002             2001           2000
                                              ----             ----           ----
Pre-tax loss                              $(15,970,563)     $(7,278,644)   $(4,752,449)
Application of the federal statutory
  tax rate - 34%                            (5,429,991)      (2,474,739)    (1,615,833)
Change in valuation allowance                5,428,929        2,551,734      1,614,188
Other                                            1,062          (76,995)         1,645
                                          --------------------------------------------
Total income tax provision                           -                -              -
                                          ============================================

                      Sage Life Assurance of America, Inc.

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                                       2002                  2001
                                                                 ------------------------------------
Deferred tax assets:
   Net operating loss carryforwards                              $     10,571,506        $  7,682,789
   Capital loss carryforwards                                             419,132                   -
   Reserves                                                            (2,234,396)            282,527
   Deferred gain from Modco Agreement                                     782,645             436,489
   Accrued expenses                                                     3,997,952                   -
   Unearned revenue                                                       161,231              82,944
   Other                                                                  155,030              37,718
                                                                 ------------------------------------
Total deferred tax assets                                              13,853,100           8,522,467
Deferred tax liabilities:
   Goodwill                                                               (41,790)           (378,729)
   Deferred policy acquisition costs                                     (413,295)           (712,167)
   Unrealized gain on appreciation of investments                        (346,007)            (60,807)
   Other                                                                 (272,717)            (13,093)
                                                                 ------------------------------------
Total deferred tax liabilities                                         (1,073,809)         (1,164,796)
Valuation allowance for deferred tax assets                           (13,125,298)         (7,418,478)
                                                                 ------------------------------------
Net deferred tax liability                                       $       (346,007)       $    (60,807)
                                                                 ====================================

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

At December 31, 2002, the Company has separate company net operating loss carryforwards of approximately $31,100,000, expiring between 2012 and 2017.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

The Company is a Delaware-domiciled life insurance company subject to the laws of Delaware governing insurance companies and to the regulations of its Insurance Department (the "Department"). Delaware's insurance laws require, among other things, that insurers maintain specified minimum levels of paid-in capital and surplus, and that their investments be of specified types and may not exceed specified amounts. The Department has broad authority to examine an insurer's books and records to ensure compliance with those and other insurance laws of the State, and may determine whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Department. In addition, the Company is subject to the regulation under insurance laws of all jurisdictions in which it operates (49 states and the District of Columbia).

                      Sage Life Assurance of America, Inc.

Changes in control of insurance companies are subject to Delaware's Insurance Holding Company System Registration law and regulation. All transfers of control must be submitted in advance to the Department for its approval and determination as to, among other things: the proposed transferee's competence, experience and integrity; whether the transfer is likely to be hazardous or prejudicial to the insurance buying public; and whether the plans or proposals which the proposed transferee has to liquidate the insurer or sell its assets, or make other material changes may be unfair or unreasonable to policyholders.

The Delaware Insurance Commissioner has broad administrative powers allowing him or her to: (1) impose monetary penalties on insurers for violations of any provisions of the insurance laws; (2) to suspend or revoke an insurer's certificate of authority; (3) to obtain injunctions or receivership with respect to violations of the Insurance Holding Company System Registration law; and (4) to apply to the court for orders appointing him as a receiver for the purposes of rehabilitating or liquidating insolvent or financially unsound insurers.

The insurance laws also set forth the order of priority of claims against a rehabilitating or liquidating insurer.

The Company's insurance business has been entirely restricted to variable annuities and variable life insurance contracts. Pursuant to Delaware's insurance laws, the Company has established separate investment accounts to support these variable Insurance Products as well as for other purposes permitted by law. Assets equal to the reserves and other Insurance Products' liabilities with respect to the separate accounts are not chargeable with liabilities arising out of any other business or account of the Company.

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department as codified in the NAIC's Accounting Practices and Procedures Manual. Statutory-basis net loss and capital and surplus of the Company were as follows (in thousands):

                                                    2002                2001                2000
                                              ----------------------------------------------------
Net loss                                      $      (22,336)     $       (7,662)    $      (1,949)
Capital and surplus                                    8,562              25,368            26,506

The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2002, the Company's total adjusted capital exceeded RBC requirements.

                      Sage Life Assurance of America, Inc.

The Company is subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, the Company must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. The Company may pay dividends only out of earned surplus. In addition, the Company must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to SLHA, within five business days after declaration and at least ten days prior to payment. At December 31, 2002, the Company could not pay a dividend to SLHA without prior approval from state regulatory authorities as the Company currently does not have earned surplus. Additionally, the Company has paid no dividends since the commencement of its operations.

6. COMMON AND PREFERRED STOCK OF PARENT

On December 31, 1998, pursuant to a Preferred Stock Purchase Agreement (the "Preferred Stock Agreement"), SLHA issued 125,000 shares of non-voting, nonconvertible, Series A Cumulative Preferred Stock with a par value of $0.10 and a stated value of $100 to Swiss Re for a purchase price of $12,500,000. Under the Agreement, Swiss Re is entitled to a cumulative 7.53% dividend for each year through December 31, 2003, increasing by 0.50% per annum thereafter, payable annually in arrears on December 31 of each year, commencing on December 31, 1999, in cash, or, at the option of SLHA for the first two years, in additional shares of Series A Cumulative Preferred Stock. In the event of liquidation, Swiss Re is entitled to full face value plus any unpaid accrued dividends prior to any payment to common stockholders or other junior securities. The Preferred Stock Agreement also contains certain financial and non-financial covenants, including restrictions related to the types of investments the Company may hold, the incurrence of indebtedness, mergers and acquisitions, and the maintenance of minimum capital and surplus.

On December 31, 1999, SLHA exercised its option to issue additional shares of Series A Cumulative Preferred Stock as payment for the dividend due to Swiss Re. The value of the shares issued in replacement of the dividend payment was $941,250.

Effective October 1, 2000, SLHA entered into an Exchange Agreement with Swiss Re under which Swiss Re exchanged 20,965.13 shares of the preferred stock for
109.88 shares of SLHA's Class A Common Stock, representing a 9.9% interest in SLHA. In connection with the exchange, the Company also entered into a Stockholders' Agreement with Swiss Re which, among other things, provides Swiss Re with the right to designate one member of SLHA's board of directors as well as providing a "put option" exercisable in the event that SIGI, through a transfer of its ownership, would own less than 50% of SLHA. Under the put option, upon notice to Swiss Re of a proposed sale of SLHA shares that would reduce SIGI's ownership to less than 50%, Swiss Re could require SIGI to purchase all, but not less than all, of the preferred and common stock then owned by Swiss Re for an amount equal to $2,096,513 plus, for each share of preferred stock, $100 plus, all accrued but unpaid dividends.

                      Sage Life Assurance of America, Inc.

During 2000, the Preferred Stock Agreement was amended (the "Amended Agreement"), retroactive to April 1, 1999, to change the dividend rate applicable to preferred shares that were not received as a dividend paid in kind to 9.0474% for the period from April 1, 1999 through December 31, 2005. For preferred shares owned which were received as a result of dividends paid in kind, the dividend rate was changed to 7.53% through December 31, 2005. For the period from January 1, 2006 through December 31, 2006, the dividend rate on all outstanding preferred stock was changed to 9.3924% and thereafter increased by 0.58483% per annum.

SLHA may redeem all or a portion of the outstanding preferred shares for the stated value plus all accrued and unpaid dividends on the redeemed shares, provided that: (a) the stated value of the preferred shares outstanding after any partial redemption must be equal to at least $5 million and (b) at the same time, the Company purchase an equal percentage of the common shares held by Swiss Re at a cost of $100 per share. Further, Swiss Re may not transfer or otherwise dispose of any of the preferred or common shares prior to January 1, 2006, after which time any such transfer or disposition is subject to certain first refusal rights of the Company.

On September 30, 2002, Swiss Re and Sage Group reached an agreement to amend certain terms of the Preferred Stock Agreement. Under the terms of the original Preferred Stock Agreement, if the statutory-basis capital and surplus of Sage Life fell below $25 million and remained uncured for 60 days then, subject to obtaining regulatory approval, each share of Swiss Re preferred stock would be entitled to a number of votes sufficient to provide preferred shareholders a requisite majority of the voting interest in SLHA. Under the terms of the Amended Agreement, the required minimum level for Sage Life's statutory-basis capital and surplus was reduced from $25 to $20 million, subject to the elimination of any cure rights with respect to the new minimum capital level. In addition, Swiss Re also agreed to defer the December 31, 2002 dividends payable by SLHA with respect to its preferred shares until the earlier of June 30, 2003 or the closing of any material financing or sale of any material component of Sage Life's business.

At December 31, 2002, Sage Life's statutory capital and surplus was approximately $8,562,000 million, after making provision of approximately $12,661,000 million for certain charges in connection with future run-off expenses, involuntary termination benefits, contract termination and other exit costs. Consequently, subject to obtaining requisite regulatory approvals, Swiss Re now has the right to exercise its option under the terms of the Preferred Stock Agreement to assume voting control of SLHA. Swiss Re has not yet exercised, and has yet to indicate whether it would exercise, such an option.

7. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. At December 31, 2002 and 2001 amounts due (to) from SIGI under this agreement were approximately $(430,000) and $1,082,000, respectively.

                      Sage Life Assurance of America, Inc.

The Company receives administrative service fees for investments held under management by Sage Advisors, an affiliated company. Sage Advisors is the investment advisor for Sage Life Investment Trust. At December 31, 2002, the Trust is comprised of four investment funds that are available to variable contract owners of the Company. Administrative service fees earned on investments held under management by Sage Advisors were approximately $40,000, $37,000, and $50,000 in 2002, 2001, and 2000, respectively. At December 31, 2002 and 2001, approximately $26,000 and $7,000, respectively, were due from Sage Advisors.

The Company has a distribution agreement with Sage Distributors (the "Underwriting Agreement") whereby Sage Distributors is permitted to enter into selling agreements with unaffiliated broker-dealers whose registered representatives sell the Company's products to the public. The Underwriting Agreement provides that Sage Distributors receive no compensation for providing underwriting services to the Company and that Sage Distributors is responsible for all of its costs in marketing the Company's products, except for any commissions payable to registered representatives of Sage Distributors. During the first three quarters of 2002 and throughout 2001, the Company paid wholesaling allowances of approximately $404,000 and $413,000, respectively, to Sage Distributors, respectively.

The Company, Sage Distributors and SIGI agreed to amend the Underwriting Agreement and Cost Sharing Agreement so that the Company would bear, subject to certain limitations, the full costs of Sage Distributors marketing, distribution and overhead costs effective October 1, 2002. This amendment lapsed on December 31, 2002.

During 2002, 2001 and 2000, the Company paid $200,000, $226,000 and $60,000, respectively, to a law firm of which a director of the Company is a partner. Services provided by this law firm were primarily in the areas of regulatory compliance and general corporate matters.

8. COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25 million in order to remain a licensed insurer in that state. During the third quarter of 2002, the Company's surplus fell below that level. The Company contacted officials in the Company Regulation Bureau of the Michigan Insurance Department to inform them of this situation. The Michigan Insurance Department has not restricted the Company's license. The Company continues to keep the Insurance Department of Michigan appraised of the Company's capital raising / sale activities.

9. EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $109,000, $86,000 and $78,000 in 2002, 2001 and 2000,
respectively. The Plan was terminated with effect from January 1, 2003 with all assets vesting immediately to the benefit of participating employees who will receive a distribution of their fully vested accounts.

                      Sage Life Assurance of America, Inc.

10. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                               THREE MONTHS ENDED
                                     MARCH 31      JUNE 30        SEPTEMBER 30        DECEMBER 31
                                    --------------------------------------------------------------
                                                             (in thousands)
2002
Net investment income               $     381    $       401      $      372         $         381
Total revenues                            547           (392)            584                   265
Total benefits and expenses             2,870          2,893           2,041                 9,170
Net loss                               (2,323)        (3,286)         (1,458)               (8,904)

2001
Net investment income               $     608    $       652      $      502         $         346
Total revenues                            626            680             536                   429
Total benefits and expenses             1,999          2,593           2,458                 2,499
Net loss                               (1,373)        (1,914)         (1,921)               (2,071)

Certain quarterly amounts presented in the table above have been reclassified to conform to the financial statement presentation included in the accompanying statements of operations.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the cover page or by calling (877) 835-7243 (Toll Free). The following is the Table of Contents for the Statement of Additional Information.

             STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS



Assignment....................................................................
Change of Owner, Beneficiary or Annuitant.....................................
Misstatement and Proof of Age, Sex or Survival................................
Incontestability..............................................................
Participation.................................................................
Beneficiary Designation.......................................................
Tax Status of the Contracts...................................................
     Diversification Requirements.............................................
     Owner Control............................................................
     Required Distributions from Non-Qualified Contracts......................
     Multiple Contracts.......................................................
     Partial 1035 Exchanges...................................................
     Contracts Owned by Other Than Natural Persons............................
     Tax Treatment of Assignments or Transfer of Ownership....................
     Gifting a Contract.......................................................
     Withdrawals -- Investment Adviser Fees...................................
     Income Tax Withholding...................................................
     Taxation of Death Benefit Proceeds.......................................
     Taxation of Withdrawals -- Non-Qualified Contracts.......................
     Delayed Annuity Payments.................................................
     Qualified Contracts......................................................
     Qualified Plans..........................................................
     Tax Treatment of Withdrawals -- Qualified Contracts......................
     Required Distributions...................................................
Calculation of Historical Performance Data....................................
     Money Market Sub-Account Yields..........................................
     Other Variable Sub-Account Yields........................................
     Average Annual Total Returns.............................................
     Other Total Returns......................................................
     Effect of the Annual Administration Charge on Performance Data...........
     Use of Indexes...........................................................
     Other Information........................................................
Income Payment Provisions.....................................................
     Amount of Fixed Income Payments..........................................
     Amount of Variable Income Payments.......................................
     Income Units.............................................................
     Income Unit Value........................................................
     Exchange of Income Units.................................................
Safekeeping of Account Assets.................................................
Legal Matters.................................................................
Other Information.............................................................
Financial Statements..........................................................



                      [This page intentionally left blank.]

                                   APPENDIX A

                            MARKET VALUE ADJUSTMENT


We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)](N/365) - 1

     Where:

         | I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

         | J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

         | N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES

     Example #1: Surrender -- Example of a Negative Market Value Adjustment

Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

Calculate the Market Value Adjustment:

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 X 1.03(3))

2. N = 2,555 (365 X 7)

3. Market Value Adjustment = $109,273 X {[(1.025)/(1.0375)](2555/365) - 1)} =
-$8,889

Therefore, the amount paid on full surrender is $100,384 ($109,273 - $8,889).

     Example #2: Surrender -- Example of a Positive Market Value Adjustment

Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

Calculate the Market Value Adjustment:

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 X 1.03(3))

2. N = 2,555 (365 X 7)

3. Market Value Adjustment = $109,273 X {[(1.025)/(1.0175)](2555/365) - 1} =
$5,674

Therefore, the amount paid on full surrender is $115,037 ($109,273 + $5,764).

     Example #3: Withdrawal -- Example of a Negative Market Value Adjustment

Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made and no surrender charge is applicable.

Calculate the Market Value Adjustment:

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 X 1.03(3)).

2. N = 2,555 (365 X 7)

3. Market Value Adjustment = $100,000 x {[(1.025)/(1.0375)](2555/365) - 1} =
-$8,135

Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($8,135), for a total reduction in the Fixed Sub-Account of $108,135.

     Example #4: Withdrawal -- Example of a Positive Market Value Adjustment

Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an initial Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

Calculate the Market Value Adjustment:

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 X 1.03(3))

2. N = 2,555 (365 X 7)

3. Market Value Adjustment = $100,000 x {[(1.025)/(1.0175)](2555/365) - 1} =
$5,275

Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,275), for a total reduction of $94,725.

                                   APPENDIX B

                         DOLLAR-COST AVERAGING PROGRAM

Below is an example of how the Dollar-Cost Averaging Program works. The example is hypothetical and is for illustrative purposes only.

Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 3.00%.


---------------- --------------------- --------------------- ------------------ ------------------- ------------------
                         (1)                   (2)                  (3)                (4)                 (5)
 Beginning of     Beginning of Month   Dollar Cost Monthly     Amount Dollar    Interest Credited     End of Month
     Month          Account Value             Factor           Cost Averaged        For Month         Account Value
      1                24,000                    --                  --                  59               24,059
      2                24,059                1 / 24               1,002                  57               23,114
      3                23,114                1 / 23               1,005                  55               22,163
      4                22,163                1 / 22               1,007                  52               21,208
      5                21,208                1 / 21               1,010                  50               20,248
      6                20,248                1 / 20               1,012                  47               19,283
      7                19,283                1 / 19               1,015                  45               18,313
      8                18,313                1 / 18               1,017                  43               17,338
      9                17,338                1 / 17               1,020                  40               16,359
     10                16,359                1 / 16               1,022                  38               15,374
     11                15,374                1 / 15               1,025                  35               14,385
     12                14,385                1 / 14               1,027                  33               13,390
     13                13,390                1 / 13               1,030                  30               12,390
     14                12,390                1 / 12               1,033                  28               11,386
     15                11,386                1 / 11               1,035                  26               10,376
     16                10,376                1 / 10               1,038                  23                9,362
     17                 9,362                 1 / 9               1,040                  21                8,342
     18                 8,342                 1 / 8               1,043                  18                7,317
     19                 7,317                 1 / 7               1,045                  15                6,287
     20                 6,287                 1 / 6               1,048                  13                5,252
     21                 5,252                 1 / 5               1,050                  10                4,212
     22                 4,212                 1 / 4               1,053                   8                3,167
     23                 3,167                 1 / 3               1,056                   5                2,117
     24                 2,117                 1 / 2               1,058                   3                1,061
     25                 1,061                 1 / 1               1,061                  --                   --


NOTE:    Column (3) = Column (1) X Column (2)
         Column (5) = Column (1) - Column (3) + Column (4)




                      [This page intentionally left blank.]

                                   APPENDIX C

                    GUARANTEED MINIMUM INCOME BENEFIT RIDERS


Below are examples of how the GMIBs will work. The examples are purely hypothetical and are for illustrative purposes only. The examples assume the following:

| you are a male whose age last birthday is 55;

| you purchase a Contract with one of the GMIB riders;

| you do not make any additional purchase payments nor any withdrawals;

| you elect to receive income from the Contract 10 years later, at attained age 65; and

| you elect a Life Annuity with 10 Year Certain, which is an eligible income plan under one of the GMIB riders.

| your total purchase payments are $150,000, your Account Value is $200,000, your Highest Anniversary Value ("HAV") is $225,000 and your Roll-Up Benefit Value is $244,334.

Calculate the GMIB:

1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

2. Apply your HAV of $225,000 (because it is higher than total purchase payments and Account Value).

3. The GMIB = $929.25 [$4.13 X $225,000 / $1,000].

Therefore, under this income plan, we guarantee that your monthly income payment will not be less than $929.25.

Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different income plans. In these cases, the GMIB will be different.

Calculate The Enhanced GMIB:

Similarly for the Enhanced GMIB,

1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

2. Apply your Roll-Up Benefit Value of $244,334 (because it is higher than total purchase payments, Account Value and HAV).

3. The Enhanced GMIB = $1,009.09 [$4.13 X $244,334 / $1,000].







                      [This page intentionally left blank.]

                                   APPENDIX D

                     EARNINGS ENHANCEMENT DEATH BENEFIT AND

                  EARNINGS ENHANCEMENT LIFE INSURANCE BENEFIT


Below are examples of how the Earnings Enhancement Death Benefit and Earnings Enhancement Life Insurance Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:

| Owner's age last birthday is 55;

| The Owner purchases a Contract with the Earnings Enhancement Death Benefit Rider or Earnings Enhancement Life Insurance Rider;

| The Owner makes an initial purchase payment of $150,000; and

| The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

Assume the Account Value is $200,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

2. The sum of all purchase payments made is $150,000.

3. The standard Death Benefit is $200,000 [the greater of (1) and (2)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:

4. The Benefit Rate for an issue age of 55 is 40.0%.

5. The Net Purchase Amount is $150,000.

6. The Maximum Benefit Amount is $150,000 (($150,000 X 2.5) X .40).

7. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $20,000 (.40 X [$200,000 - $150,000] = $20,000, but not in
excess of $150,000).

We will pay the Owner's Beneficiary the standard Death Benefit of $200,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $20,000, for a total payment of $220,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any
Earnings Enhancement Life Insurance Benefit will be paid directly to the Beneficiary.

Example 2.

Assume the Account Value is $600,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

2. The sum of all purchase payments made is $150,000.

3. The standard Death Benefit is $600,000 [the greater of (1) and (2)].

Calculate the benefit under Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:

4. The Benefit Rate for an issue age of 55 is 40.0%.

5. The Net Purchase Amount is $150,000.

6. The Maximum Benefit Amount is $150,000 (($150,000 X 2.5) X .40).

7. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $150,000 (.40 X [$600,000 - $150,000] = $180,000, but not
in excess of $150,000).

We will pay the Owner's Beneficiary the standard Death Benefit of $600,000 and the Earnings Enhancement Death Benefit or Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $150,000, for a total payment of $750,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any Earnings Enhancement Life Insurance Benefit will be paid directly to the Beneficiary.

Example 3.

Assume the Account Value is $100,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

2. The sum of all purchase payments made is $150,000.

3. The standard Death Benefit is $150,000 [the greater of (1) and (2)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:

4. The Benefit Rate for an issue age of 55 is 40.0%.

5. The Net Purchase Amount is $150,000.

6. The Maximum Benefit Amount is $150,000 (($150,000 X 2.5) X .40).

7. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $0 (.40 X [$100,000 - $150,000] = $0, but not in excess of $150,000).

We will pay the Owner's Beneficiary the standard Death Benefit of $150,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $0, for a total payment of $150,000.

                                   APPENDIX E

                      CONTRACTS ISSUED BEFORE MAY 1, 2002

The purpose of this Appendix is to describe differences in Contracts and Riders issued before May 1, 2002, and under certain circumstances, in certain states from those described in this Prospectus. Generally, Contracts issued on or after May 1, 2002, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. In this Appendix, we reference the section of this Prospectus where the distinctions apply. Please contact our Customer Service Center to see if these provisions apply to your Contract and Rider(s).

                       Contracts Issued Before May 1, 2002

                      Section 1: "What Are The Contracts?"

You are precluded from allocating additional purchase payments to and making transfers into the SectorSelectorSM Series of Variable Sub-Accounts. (This is also true if you purchased a Contract on or after May 1, 2002, and selected the Foundation Series.)

The 1 and 2 year Guarantee Periods are not available for transfers or as renewal options.

                Section 2: "What Are My Income Payment Options?"

If you purchased your Contract with the Enhanced GMIB Rider, the Roll-Up Benefit is defined as follows:

Roll-Up Benefit Value. On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment. Thereafter, we calculate interest on the Roll-Up Benefit Value for the current Valuation Period, but not after the Owner attains age 80, at the effective annual interest rate of 5%. We then add to the Roll-Up Benefit Value the dollar amount of any additional purchase payments paid during the current Valuation Period, and then we reduce the Roll-Up Benefit Value proportionately for withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken during the current Valuation Period. The reduction will be made in proportion to the reduction in Account Value that results from a withdrawal. The Roll-Up Benefit Value is subject to a maximum of two times purchase payments, reduced proportionately for any withdrawals (including any associated surrender charge and Market Value Adjustment incurred).

Income Plans Available With The GMIB Riders. Income Plan 2 -- Fixed Life Annuity with 10 or 20 Years Certain is available.

                  Section 4: "What Are My Investment Options?"

Fixed Account Investment Options.  The Minimum Guaranteed Interest Rate is 3%.

              Section 5: "What Are The Expenses Under A Contract?"

Optional Benefit Charges. If you purchased a Contract with one or more of the following optional riders, the following riders are irrevocable: GMIB, Enhanced GMIB and EEDB.

              Section 9: "Does The Contract Have A Death Benefit?"

Optional Rider Death Benefits.

The maximum Accidental Death Benefit is $100,000.



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                                   APPENDIX F

                            ACCUMULATION UNIT VALUES

The following Table includes Accumulation Unit values for the periods indicated. This data has been extracted from the Variable Account's financial statements. This information should be read in conjunction with the Variable Account's financial statements and related notes which are included in the Statement of Additional Information.


                                                                         Year or Period           Period Ended
                                                                         Ended 12/31/02             12/31/01
                                Foundation Series

AIM Variable Insurance Funds (Series II Shares):
AIM V.I. Government Securities Sub-Account
     Beginning of Period 10/6/2001.....................................          $9.87                  $10.00
     End of Period.....................................................         $10.61                   $9.87
     Number of Accum. Units Outstanding................................         61,964                     739
AIM V.I. Core Equity Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.88                   $9.92
     End of Period.....................................................          $9.01                  $10.88
     Number of Accum. Units Outstanding................................         19,756                     158
AIM V.I. International Growth Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.19                  $10.02
     End of Period.....................................................          $8.43                  $10.19
     Number of Accum. Units Outstanding................................         28,848                     465
AIM V.I. Premier Equity Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.59                   $9.88
     End of Period.....................................................          $7.25                  $10.59
     Number of Accum. Units Outstanding................................         43,838                     125
The Alger American Fund (Class O Shares):
Alger American Midcap Growth Sub-Account
     Beginning of Period 10/6/2001.....................................         $11.29                   $9.97
     End of Period.....................................................          $7.82                  $11.29
     Number of Accum. Units Outstanding................................         15,234                     200
Alger American Income & Growth Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.77                   $9.89
     End of Period.....................................................          $7.29                  $10.77
     Number of Accum. Units Outstanding................................         10,456                     160
Alger American Small Capitalization Sub-Account
     Beginning of Period 10/6/2001.....................................         $11.35                   $9.94
     End of Period.....................................................          $8.23                  $11.35
     Number of Accum. Units Outstanding................................         19,799                      43
First American Insurance Portfolios, Inc. (Class IB Shares):
International Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.20                   $9.98
     End of Period.....................................................          $8.07                  $10.20
     Number of Accum. Units Outstanding................................         14,841                      44
Small Cap Growth Sub-Account
     Beginning of Period 10/6/2001.....................................         $11.50                   $9.90
     End of Period.....................................................          $7.90                  $11.50
     Number of Accum. Units Outstanding................................         11,257                      43
Technology Sub-Account
     Beginning of Period 10/6/2001.....................................         $13.09                  $10.09
     End of Period.....................................................         $10.09                  $13.09
     Number of Accum. Units Outstanding................................              0                      37



                                                                         Year or Period           Period Ended
                                                                         Ended 12/31/02             12/31/01


INVESCO Variable Investment Funds, Inc.
INVESCO VIF -- Growth Sub-Account
     Beginning of Period 10/6/2001.....................................         $12.11                  $10.03
     End of Period.....................................................          $7.27                  $12.11
     Number of Accum. Units Outstanding................................          6,377                      38
INVESCO VIF -- Financial Services Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.72                   $9.77
     End of Period.....................................................          $8.97                  $10.72
     Number of Accum. Units Outstanding................................         56,114                      84
INVESCO VIF -- Health Sciences Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.36                   $9.92
     End of Period.....................................................          $7.70                  $10.36
     Number of Accum. Units Outstanding................................          4,040                      85
INVESCO VIF -- Technology Sub-Account
     Beginning of Period 10/6/2001.....................................         $12.50                  $10.17
     End of Period.....................................................          $6.53                  $12.50
     Number of Accum. Units Outstanding................................         68,518                      38
MFS(R) Variable Insurance TrustSM(Initial Class):
MFS Investors Trust Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.46                   $9.93
     End of Period.....................................................                                  $8.13     $10.46
     Number of Accum. Units Outstanding................................          4,970                      44
MFS High Income Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.51                  $10.02
     End of Period.....................................................         $10.60                  $10.51
     Number of Accum. Units Outstanding................................         21,732                      43
MFS Research Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.81                   $9.95
     End of Period.....................................................          $8.03                  $10.81
     Number of Accum. Units Outstanding................................            132                      43
MFS Total Return Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.37                   $9.96
     End of Period.....................................................          $9.67                  $10.37
     Number of Accum. Units Outstanding................................         38,075                     169
MFS Capital Opportunities Sub-Account
     Beginning of Period 10/6/2001.....................................         $11.24                   $9.91
     End of Period.....................................................          $7.77                  $11.24
     Number of Accum. Units Outstanding................................          2,380                      42
The Universal Institutional Funds, Inc. (Class I Shares)
Global Value Equity Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.41                   $9.97
     End of Period.....................................................          $8.51                  $10.41
     Number of Accum. Units Outstanding................................          5,077                     165
U.S. Mid Cap Core Sub-Account (formerly, Mid Cap Value Sub-Account)
     Beginning of Period 10/6/2001.....................................         $11.56                   $9.93
     End of Period.....................................................          $8.18                  $11.56
     Number of Accum. Units Outstanding................................         27,910                     282
Value Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.79                   $9.92
     End of Period.....................................................          $8.26                  $10.79
     Number of Accum. Units Outstanding................................          7,811                      44

Oppenheimer Variable Account Funds (Non-Service Class):
Oppenheimer Bond/VA Sub-Account
     Beginning of Period 10/6/2001.....................................          $9.72                  $10.00
     End of Period.....................................................         $10.43                   $9.72
     Number of Accum. Units Outstanding................................         64,849                     584
Oppenheimer Capital Appreciation/VA Sub-Account
     Beginning of Period 10/6/2001.....................................         $11.06                   $9.93
     End of Period.....................................................          $7.95                  $11.06
     Number of Accum. Units Outstanding................................         18,543                      42
Oppenheimer Main Street Small Cap/VA Sub-Account
     Beginning of Period 10/6/2001.....................................         $11.45                   $9.96
     End of Period.....................................................          $9.49                  $11.45
     Number of Accumulation Units Outstanding..........................         14,302                      43
Sage Life Investment Trust (1):
S&P 500 Equity Index Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.70                   $9.92
     End of Period.....................................................          $8.06                  $10.70
     Number of Accum. Units Outstanding................................         72,287                     464
Money Market Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.00                  $10.00
     End of Period.....................................................          $9.94                  $10.00
     Number of Accum. Units Outstanding................................        165,920                   1,014
NASDAQ-100 Index(R) Sub-Account
     Beginning of Period 10/6/2001.....................................         $12.35                  $10.06
     End of Period.....................................................          $7.55                  $12.35
     Number of Accum. Units Outstanding................................          3,714                      72
All-Cap Growth Sub-Account
     Beginning of Period 10/6/2001.....................................         $11.50                   $9.91
     End of Period.....................................................          $9.91                  $11.50
     Number of Accum. Units Outstanding................................              0                      41
Van Kampen Life Investment Trust (Class II Shares):
LIT Growth and Income Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.63                   $9.90
     End of Period.....................................................          $8.91                  $10.63
     Number of Accum. Units Outstanding................................          9,869                     125
LIT Emerging Growth Sub-Account
     Beginning of Period 10/6/2001.....................................         $10.65                   $9.95
     End of Period.....................................................          $7.05                  $10.65
     Number of Accum. Units Outstanding................................         36,474                      44

                              SectorSelector Series

AIM Variable Insurance Funds (Series II Shares):
AIM V.I. Global Utilities Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.95
     End of Period.....................................................          $7.33
     Number of Accum. Units Outstanding................................              0
AIM V.I. International Growth Sub-Account
     Beginning of Period ..............................................         $10.19
     End of Period.....................................................          $8.43
     Number of Accum. Units Outstanding................................         28,848
AIM V.I. New Technology Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.80
     End of Period.....................................................          $6.27
     Number of Accum. Units Outstanding................................              0

INVESCO Variable Investment Funds, Inc.:
INVESCO VIF Financial Services Sub-Account
     Beginning of Period ..............................................         $10.72
     End of Period.....................................................          $8.97
     Number of Accum. Units Outstanding................................         56,114
INVESCO VIF Health Sciences Sub-Account
     Beginning of Period ..............................................         $10.36
     End of Period.....................................................          $7.70
     Number of Accum. Units Outstanding................................          4,040
INVESCO VIF Technology Sub-Account
     Beginning of Period ..............................................         $12.50
     End of Period.....................................................          $6.53
     Number of Accum. Units Outstanding................................         68,518
INVESCO VIF Telecommunications Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.69
     End of Period.....................................................          $7.03
     Number of Accum. Units Outstanding................................              0
MFS(R) Variable Insurance Trust (Service Class):
     MFS High Income Sub-Account
     Beginning of Period 4/20/2002.....................................         $10.00
     End of Period.....................................................          $9.90
     Number of Accum. Units Outstanding................................         12,453
MFS Utilities Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.93
     End of Period.....................................................          $8.06
     Number of Accum. Units Outstanding................................          7,124
Oppenheimer Variable Account Funds (Service Class):
Oppenheimer Bond Fund/VA Sub-Account
     Beginning of Period 5/1/2002......................................         $10.00
     End of Period.....................................................         $10.76
     Number of Accum. Units Outstanding................................         66,706
Oppenheimer Global Securities Fund/VA Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.94
     End of Period.....................................................          $7.54
     Number of Accum. Units Outstanding................................          9,665
Rydex Variable Trust:
Rydex VT Financial Services Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.87
     End of Period.....................................................          $7.83
     Number of Accum. Units Outstanding................................              0
Rydex VT Health Care Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.89
     End of Period.....................................................          $8.04
     Number of Accum. Units Outstanding................................         67,386
Rydex VT Leisure Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.97
     End of Period.....................................................          $7.57
     Number of Accum. Units Outstanding................................              0
Rydex VT Consumer Products Sub-Account
     Beginning of Period 4/20/2002.....................................         $10.01
     End of Period.....................................................          $8.67
     Number of Accum. Units Outstanding................................         80,343
Rydex VT Retailing Sub-Account
     Beginning of Period _4/20/2002....................................          $9.88
     End of Period.....................................................          $7.46
     Number of Accum. Units Outstanding................................         60,668
Rydex VT Energy Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.90
     End of Period.....................................................          $8.05
     Number of Accum. Units Outstanding................................         52,848
Rydex VT Energy Services Sub-Account
     Beginning of Period _4/20/2002....................................          $9.91
     End of Period.....................................................          $7.81
     Number of Accum. Units Outstanding................................            699
Rydex VT Transportation Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.84
     End of Period.....................................................          $8.46
     Number of Accum. Units Outstanding................................         59,750
Rydex VT Basic Materials Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.74
     End of Period.....................................................          $7.94
     Number of Accum. Units Outstanding................................          2,578
Rydex VT Precious Metals Sub-Account
     Beginning of Period 4/20/2002.....................................         $10.04
     End of Period.....................................................         $10.70
     Number of Accum. Units Outstanding................................         20,929
Rydex VT Telecommunications Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.45
     End of Period.....................................................          $8.16
     Number of Accum. Units Outstanding................................          9,859
Sage Life Investment Trust (1):
     S&P 500(R) Equity Index Sub-Account
     Beginning of Period ..............................................         $10.70
     End of Period.....................................................          $8.06
     Number of Accum. Units Outstanding................................         72,287
Money Market Sub-Account
     Beginning of Period ...............................................        $10.00
     End of Period.........................................................      $9.94
     Number of Accum. Units Outstanding.................................       165,920
The Universal Institutional Funds, Inc. (Class I Shares):
U.S. Real Estate Sub-Account
     Beginning of Period 4/20/2002.....................................          $9.91
     End of Period.....................................................          $9.01
     Number of Accum. Units Outstanding................................         27,900

(1) It is anticipated that on or about May 23, 2003, shares of AIM V.I. Premier Equity Fund (Series I Shares) of the AIM Variable Insurance Funds will be substituted for shares of Sage S&P 500 Equity Index Fund of Sage Life Investment Trust; shares of AIM V.I. Money Market Fund (Series I Shares) will be substituted for shares of Sage Money Market Fund of Sage Life Investment Trust; and shares of Oppenheimer Capital Appreciation Fund (Non-Service Class) will be substituted for shares of Sage Nasdaq-100 Index Fund and for shares of Sage All-Cap Growth Fund of Sage Life Investment Trust.

The SectorSelector Series of Sub-Accounts first became available under the Contracts on May 1, 2002. In addition, certain Sub-Accounts became available under the Contracts on or about May 1, 2003. Therefore, there are no Accumulation Unit values shown for such Sub-Accounts for previous periods.








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To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

         Sage Life Assurance of America, Inc.
         P.O. Box 290680
         Wethersfield, CT 06129-0680

Please send a Statement of Additional Information to me at the following address:




Name


Address



City/State........                          Zip Code